                                                                   EXHIBIT 10.15

                                MACROMEDIA, INC.

                                      LEASE

                               THE TOWNSEND CENTER
                                SAN FRANCISCO, CA
                               -------------------
                                TABLE OF CONTENTS

1.  SALIENT LEASE TERMS .........................................................   1
2.  DEFINITIONS .................................................................   3
3.  PREMISES ....................................................................   9
4.  TERM ........................................................................  10
5.  PRE-TERM POSSESSION .........................................................  13
6.  DELAY IN DELIVERY OF POSSESSION .............................................  14
7.  MINIMUM RENT ................................................................  14
8.  ADDITIONAL RENT .............................................................  14
9.  ACCORD AND SATISFACTION .....................................................  17
10. SECURITY DEPOSIT ............................................................  17
11. USE .........................................................................  17
12. COMPLIANCE WITH LAWS AND REGULATIONS ........................................  18
13. SERVICE AND EQUIPMENT .......................................................  26
14. WASTE .......................................................................  28
15. ALTERATIONS .................................................................  28
16. PROPERTY INSURANCE ..........................................................  31
17. INDEMNIFICATION, WAIVER OF CLAIMS AND SUBROGATION ...........................  32
18. LIABILITY INSURANCE .........................................................  34
19. INSURANCE POLICY REQUIREMENTS ...............................................  34
20. LESSEE INSURANCE DEFAULT ....................................................  35
21. FORFEITURE OF PROPERTY AND LESSOR'S LIEN ....................................  35
22. MAINTENANCE AND REPAIRS .....................................................  35
23. DESTRUCTION .................................................................  37
24. CONDEMNATION ................................................................  38
25. ASSIGNMENT AND SUBLETTING ...................................................  40
26. ABANDONMENT .................................................................  43
27. ENTRY BY LESSOR .............................................................  44
28. SIGNS .......................................................................  44
29. DEFAULT .....................................................................  44
30. REMEDIES UPON DEFAULT .......................................................  45
31. BANKRUPTCY ..................................................................  48
32. SURRENDER OF LEASE ..........................................................  51
33. LESSOR'S EXCULPATION ........................................................  51



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
34. ATTORNEYS' FEES .............................................................  52
35. NOTICES .....................................................................  52
36. SUBORDINATION ...............................................................  53
37. ESTOPPEL CERTIFICATES .......................................................  54
38. WAIVER ......................................................................  54
39. HOLDING OVER ................................................................  54
40. SUCCESSORS AND ASSIGNS ......................................................  54
41. TIME ........................................................................  55
42. EFFECT OF LESSOR'S CONVEYANCE ...............................................  55
43. COMMON AREAS ................................................................  55
44. TRANSFER OF SECURITY ........................................................  55
45. LATE CHARGES ................................................................  55
46. CORPORATE AUTHORITY .........................................................  56
47. MORTGAGEE PROTECTION ........................................................  56
48. MISCELLANEOUS PROVISIONS ....................................................  56
49. WAIVER OF CALIFORNIA CODE SECTIONS ..........................................  60
50. SHUTTLE SERVICE .............................................................  60

THIS LEASE is dated for reference purposes only this 15th day of April 1999.

                             1. SALIENT LEASE TERMS

1.1  RENT PAYMENT:          ZORO, LLC
                            650 Townsend Street
                            San Francisco, CA 94103
                            Attn.: Building Management Office
                            Fax No.: (415)487-4056

1.2  PARTIES AND NOTICE     Lessor: ZORO, LLC,
     ADDRESS:                       a California limited liability company
                                    650 Townsend Street
                                    San Francisco, CA 94103
                                    Attn.: Building Management Office
                                    Fax No.: (415)487-4056

                            Lessee: MACROMEDIA, INC.
                            600 Townsend Street, Suite 310
                            San Francisco, CA 94103
                            Attention: David Yokell

1.3  PREMISES:              (A) Name and Location of Complex:
                                Townsend Center
                                650 Townsend Street
                                San Francisco, CA 94103

                            (B) Leased Premises:
                                USABLE AREA: 20,975 square feet
                                             Fourth Floor Quadrant "C"
                                             specified in Exhibit C attached
                                             hereto.

                                ADJUSTED RENTABLE AREA: 25,170 square feet

                                RENTABLE AREA: 24,744 square feet

                                MAXIMUM LOAD FACTOR: 1.2
                                   *(Based on Usable Area
                                   multiplied by a load factor of 1.2)



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

1.4  TERM:                  (A) Estimated Delivery Date: Thirty (30) days from
                                execution date of Lease
                            (B) Initial Term: Five (5) years
                            (C) Renewal Term: One five (5) year term.
                                                                   (Section 4.1)
1.5  RENT:                  (A) Minimum Rent:

                                   Annual Rental         Monthly Rental
                                   (Per Adjusted         (Per Adjusted
                                   Rentable Square       Rentable Square
                                   Foot)                 Foot)

                                   $792,855              $66,071.25
                                   ($31.50/ARSF)         ($2.63/ARSF)

                            (B) Advance Rent: $66,071.25
                                                                   (Section 7.2)

1.6  INITIAL SECURITY
     DEPOSIT:               None
                                                                  (Section 10.1)

1.7  USE:                   Multimedia, software research and development,
                            marketing, production, sales, service and related office and administrative functions (no more than 20% of Lessee's Adjusted Rentable Area may be used for office use).
                                                                  (Section 11.1)

1.8  INITIAL PRO RATA       3.69% (24,744/670,604rsf)
     PERCENT:                                                      (Section 2.1)
                                                                  (Section 16.3)
1.9  BASE OPERATING COST
     FOR THE COMPLEX:       1999 Base Expense Year and 1998-1999 Base Tax Year
                                                                   (Section 8.2)
                                                                  (Section 16.3)
1.10 REAL ESTATE            Cushman & Wakefield of California, Inc. and
     BROKERS:               Polatnick Properties (Lessor's Broker)
                                                                 (Section 48.14)



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



1.11 RENTABLE AREA OF       670,604 square feet
     BUILDING AT
     COMMENCEMENT:

1.12 CONTENTS:              This Lease consists of:
                            Pages 1 through 61
                            Sections 1 through 50
                            Addenda (if any)
                            Exhibits:
                                   A - Legal Description of Complex
                                   B - Plan of the Complex
                                   C - Floor Plan of the Leased Premises
                                   D - Work Letter Agreement
                                   E - Acknowledgment of Commencement
                                   F - Intentionally Deleted
                                   G - Rules and Regulations
                                   H - Building Standards
                                   I - Intentionally Deleted
                                   J - Janitorial Specifications
                                   K - Exclusions from Operating Expenses
                                   L - Subordination and Non-Disturbance
                                       Agreement

                            2. DEFINITIONS

        2.1 The terms defined in this Article 2 shall, for all purposes of this Lease and all agreements supplemental hereto, have the meanings herein specified unless expressly stated otherwise.

                "ADJUSTED RENTABLE AREA" means the Usable Area multiplied by 1.2 except on the 2nd and 3rd floors for which the multiplicand shall be 1.3.

                "ATRIUM" means the Central Atrium on floors 2 through 6 of the Building so identified on Exhibits B and C.

                "BASE BUILDING WORK" shall mean the exhaust line, waste line, and domestic water hook ups which Lessor shall stub to the Leased Premises.

                "BASE OPERATING COST" means the sum set forth in Section 1.9 hereof.

                "BOMA" means the standards of measurement adopted by the Building Owners and Managers Association, American National Standard, ANSI/BOMA
2.65.1 - 1996 ("BOMA") as modified by Lessor for uniform use in the Complex.

                "BUILDING" shall mean the structure which contains the Leased Premises.

                "BUILDING STANDARDS" shall mean Lessor's standard specifications for construction in the Building as set forth in Exhibit H and as may be established by Lessor from time to time.

                "Commencement Date" shall mean the earlier of the following dates:

                        (i) The day upon which Lessee commences business operations in the Premises;

                        (ii) The date upon which the City and County of San Francisco issues its certificate of occupancy for the Leased Premises; or

                        (iii) Ninety (90) days following the Delivery Date (as herein defined).

                "COMMON AREAS" shall mean all areas and facilities outside the Leased Premises within the exterior boundaries of the Complex of which the Leased Premises form a part, that are provided and designated by Lessor from time to time for the general use and convenience of Lessee and of other tenants of Lessor having the common use of such areas, and their respective authorized representatives and invitees. Common Areas include, without limitation, corridors, stairways, elevator shafts, janitor rooms, driveways, parking areas, and landscaped areas all as generally described on Exhibit B attached hereto. Exhibit B is tentative and Lessor reserves the right to make alterations thereto from time to time. Other areas may be designated by Lessor from time to time as for the exclusive use of certain lessees and shall cease being Common Areas; provided, however, during the initial term of this Lease, the Atrium on the ground floor of the Building shall remain as a Common Area available for Lessee's non-exclusive use.

                "COMPLEX" is the real property of which the Leased Premises forms a part, including, but not limited to, the Building, parking facility and landscaping, which property is described with particularity in Exhibit A attached hereto and made a part hereof by reference.

                "DELIVERY DATE" shall mean the earlier of the following dates:
(i) the date upon which Lessee takes possession of the Leased Premises (provided possession shall not mean Lessee's possession of and entry to the Leased Premises for the purpose set forth in Section 5.1) for undertaking Lessee's Work or (ii) the date upon which Lessor's Work with respect to the Leased Premises has been substantially completed in accordance with Exhibit D; provided, however, in the event completion of Lessor's Work is delayed by Lessee's Work or other acts of Lessee or its agents ("Lessee Delay") any such Lessee Delay shall thereupon effect a postponement of the date at which Lessor is obliged to deliver the Leased Premises to Lessee by the number of days of Lessee Delay. However, the Delivery Date and the Commencement Date as would otherwise be established had Lessee Delay not occurred shall not be postponed by the number of days of Lessee Delay.



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

                "FORCE MAJEURE" shall mean event(s) beyond the reasonable control of the obligated party such as, for example only, strikes, riots, governmental act or failure to act, shortage of materials, weather and other such matters over which the party does not have reasonable control (except matters resulting from financial insufficiency).

                "LEASE YEAR" means any calendar year, or portion thereof, following the commencement hereof, the whole or any part of which period is included within the Term.

                "LESSEE'S WORK" shall mean the work of improvement to the Leased Premises to be performed by Lessee in accordance with the Work Letter Agreement attached hereto as Exhibit D.

                "LESSOR'S WORK" shall mean the following work to be performed by Lessor in accordance with the Work Letter Agreement attached hereto as Exhibit
D: installation of exhaust line, waste line and domestic water hook-ups stubbed to the Leased Premises.

                "LEASED PREMISES" shall mean the portion of space leased to Lessee hereunder.

                "LINES" shall mean domestic water, chilled water and waste pipes and lines, exhaust pipes and vents, communications, computer, audio and video, security and electrical (other than electrical wiring within the Leased Premises terminating at or connected to Building check meters), cables, wires, lines, duct work, sensors, switching equipment, control boxes, risers and related improvements at the Complex, Building or the Leased Premises.

                "MAJOR VERTICAL PENETRATIONS" shall mean stairs, elevator shafts, flues, pipe shafts, vertical ducts, and the like, and their enclosing walls, which serve more than one floor of the Building, but shall not include stairs, dumbwaiters, lifts, and the like, exclusively serving a lessee occupying space on more than one floor.

                "OCCUPIED FLOOR AREA" means that portion of the Rentable Area of the Complex which is leased and occupied.

                "OPERATING COSTS" means the total amounts paid or payable, whether by Lessor or others on behalf of Lessor (provided the amounts paid on behalf of Lessor are ultimately chargeable to or payable by Lessor), in connection with the ownership, maintenance, repair, replacement and operations of the Complex (including, without limitation, all areas and facilities within the exterior boundaries of the Complex) as determined in a manner consistent with generally accepted accounting principles ("GAAP "). Operating Costs shall include, but not be limited to, the aggregate of the amount paid for all electricity and fuel used in heating and air conditioning of the Building; the amount paid or payable for all electricity furnished by Lessor to the Complex; the cost of periodic relamping and reballasting of Building Standard lighting fixtures; the amount paid or payable for all hot and cold water (other than that chargeable to lessees by reason of their extraordinary consumption of water); the amount paid or payable for all labor and/or wages and other payments including cost to Lessor of workers' compensation and disability insurance, payroll taxes, welfare and fringe benefits made to janitors, caretakers, and other employees, contractors and subcontractors of Lessor (including wages of the Building manager) pro-rated as appropriate to reflect their involvement in the Complex; painting for exterior walls of the buildings in the Complex; managerial and administrative expenses; the total charges of any independent contractors employed in the repair, care, operation, maintenance, and cleaning of the Complex; the amount paid or payable for all supplies occasioned by everyday wear and tear; the costs of VAC (as defined in Section 13.1) of the Complex, (except to the extent paid by Lessee, or other lessees, for VAC provided to the Leased Premises, or other leased premises, in respect of VAC provided outside the Climate Control Hours defined in Section 13.1), window and exterior wall cleaning, telephone and utility costs; the cost of accounting services necessary to compute the rents and charges payable by Lessees and keep the books of the Complex; fees for management, legal, accounting, inspection and consulting services; the cost of operating, repairing and maintaining and replacing the Building escalators and elevators and the utility systems, including Lines, of the Complex including the cost of inspection and service contracts; the cost of porters, guards and other protection services; the cost of establishing and maintaining the Building's directory board; payments for general maintenance and repairs to the plant and equipment supplying climate control; the cost of supplying all services pursuant to Article 13 hereof to the extent such services are not paid by individual lessees; amortization of the costs, including repair and replacement, of all maintenance and cleaning equipment and master utility meters and of the costs incurred for repairing or replacing all other fixtures, equipment and facilities serving or comprising the Complex which by their nature require periodic or substantial repair or replacement, and which, in accordance with GAAP, should not be charged fully in the year in which they are incurred, at rates on the various items determined from time to time by Lessor; the cost of the Shuttle Service described in Article 50 hereof; the cost of operating the parking facility in the Complex and the cost of parking fees and rents paid to the owner of another parcel for use of certain parking spaces therein (collectively "Parking Costs") net of parking fees and rents collected by Lessor in connection herewith provided, however, Lessor shall not be obligated to credit any sums received in excess of the actual Parking Costs; the cost and expenses for insurance for which Lessor is responsible hereunder or which Lessor reasonably deems necessary in connection with the operation of the Complex (including, self-insurance and the payment of deductible amounts under insurance policies up to a maximum amount of One Hundred Thousand Dollars ($100,000)); community association dues or assessments and property owners' association dues and assessments which may be imposed upon Lessor by virtue of any recorded instrument affecting title to the Complex; and costs of complying with all governmental regulations, rules, laws, ordinances and codes, including Environmental Laws as such term is defined in Article 12. In addition, Operating Costs shall include any Real Estate Taxes as defined in Paragraph 2.1 hereof. Operating Costs shall also include, without limitation, the repair and replacement, resurfacing and repaving of any paved areas, curbs, gutters or other surfaces or areas within the Complex, the repair and replacement of any equipment or facilities located within or serving the Complex, and the cost of any capital repairs, replacements or improvements made by Lessor to the Complex ("CAPITAL COSTS"). However, certain Capital Costs (the "RESTRICTED CAPITAL COSTS") shall be includable in Operating Costs each year only to the extent of that fraction allocable to the year in question calculated by amortizing such Restricted Capital Costs over the reasonably useful life of the improvement resulting therefrom, as determined by Lessor, with interest on the unamortized balance at the higher of (i) ten percent (10%) per annum; or (ii) the interest rate as may have been paid by Lessor for the funds borrowed for the purpose of performing the work for which the Restricted Capital Costs have been expended, but in no event to exceed the highest rate permissible by law. The Restricted Capital Costs subject to such amortization procedure are the following: (x) those costs for capital improvements to the Complex of a type which do not normally recur more frequently than every five (5) years in the normal course of operation and maintenance of facilities such as the Complex (specifically excluding painting of all or a portion of the Complex); (y) costs incurred for the purpose of reducing other operating expenses or utility costs, from which Lessee can expect a reduction in the amounts it would otherwise expend, or reimburse Lessor, and (z) expenditures by Lessor that are required by governmental law, ordinance, regulation or mandate, including, without limitation, any Environmental Laws (as such term is defined in Article 12), which were not applicable to the Complex at the time of the original construction. Operating Costs shall not include legal or accounting expenses incurred expressly for negotiating a lease with a particular lessee, or as a result of a default of a specific lessee, which negotiation or default does not affect the operation of the Complex. Operating Expenses shall not include Excluded Operating Expense items identified in Exhibit K to this Lease.

                "PROPORTIONATE SHARE" or "PRO RATA PERCENT" shall be that fraction (converted to a percentage) the numerator of which is the Rentable Area of the Leased Premises and the denominator of which is the number of square feet of Rentable Area of all floors (or leased premises if the Complex is on a single floor) rentable to lessees in the Complex. Lessee's Proportionate Share as of the commencement of the Term hereof is specified in Section 1.8. Said Proportionate Share shall be recalculated as may be required effective as at the commencement of any period to which the calculation is applicable in this Lease. Notwithstanding the preceding provisions of this Section, Lessee's Proportionate Share as to certain expenses may be calculated differently to yield a higher percentage share for Lessee as to certain expenses in the event Lessor permits other lessees in the Complex to directly incur such expenses rather than have Lessor incur the expense in common for the Complex (such as, by way of illustration, wherein a lessee performs its own janitorial services). In such case Lessee's Proportionate Share of the applicable expense shall be calculated as having as its denominator the Rentable Area of all floors (or leased premises if the Complex is on a single floor) rentable to lessees in the Complex less the Rentable Area of lessees who have incurred such expense directly. Furthermore, in the event Lessee consumes extraordinary amounts of any provided utility or other service as determined in Lessor's good faith judgment, Lessee's Proportionate Share for such utility or service may, at Lessor's election, be based on usage as opposed to Rentable Area, that is, Lessee's Proportionate Share of such a utility or service would be calculated as having as its denominator the total usage of such utility or service in the Complex (or Building as the case may be), and having as its numerator Lessee's usage of such utility or service, as determined by Lessor in its sole good faith judgment. In any case in which Lessee, with Lessor's consent, incurs such expenses directly, Lessee's Proportionate Share will be calculated specially so that expenses of the same character which are incurred by Lessor for the benefit of other lessees in the Complex shall not be prorated to Lessee. If repairs are required for systems exclusively serving the Leased Premises (whether within or outside of said Leased Premises), Lessee shall pay one hundred percent (100%) of such repair costs. Nothing herein shall imply that Lessor will permit Lessee or any other lessee of the Complex to incur any Common Area Costs or Operating Costs. Any such permission shall be in the sole discretion of the Lessor, which Lessor may grant or withhold in its arbitrary judgment.

                "QUADRANT." Each floor of the Building is centered around the common Atrium with Rentable Area being approximately divided into four unequal parts known as "Quadrant(s)" and commonly carrying identifying letters as follows:

                          Quadrant A: Southeast of Atrium
                          Quadrant B: Northeast of Atrium
                          Quadrant C: Northwest of Atrium
                          Quadrant D: Southwest of Atrium

                "R/U RATIO" (an abbreviation for Rentable/Usable Ratio) shall mean that fraction the numerator of which is Rentable Area and the denominator of which is Usable Area.

                "REAL ESTATE TAXES" or "TAXES" shall mean and include all general and special taxes, assessments, fees of every kind and nature, duties and levies, charged and levied upon or assessed by any governmental authority against the Complex including the land, the Building, any other improvements situated on the land other than the Building, the various estates in the land and the Building, any Tenant Improvements, fixtures, installations, additions and equipment, whether owned by Lessor or Lessee; except that it shall exclude any taxes of the kind covered by Section 8.1 hereof to the extent Lessor is reimbursed therefor by any lessee in the Building. Real Estate Taxes shall also include the reasonable cost to Lessor of contesting the amount, validity, or the applicability of any Taxes mentioned in this Section. Further included in the definition of Taxes herein shall be general and special assessments, license fees, commercial rental tax, levy, penalty or tax (other than inheritance, estate taxes or taxes on net income (measured by the income of Lessor from all sources other than from solely rent)) imposed by any authority having the direct or indirect power to tax, as against any legal or equitable interest of Lessor in the Leased Premises or in the Complex or on the act of entering into this Lease or, as against Lessor's right to rent or other income therefrom, or as against Lessor's business of leasing the Leased Premises or the Complex, any tax, fee, or charge with respect to the possession, leasing, transfer of interest, operation, management, maintenance, alteration, repair, use, or occupancy by Lessee, of the Leased Premises or any portion thereof or the Complex, or any tax imposed in substitution, partially or totally, for any tax previously included within the definition of Taxes herein, or any additional tax, the nature of which may or may not have been previously included within the definition of Taxes. Further, if at any time during the Term of this Lease the method of taxation or assessment of real estate or the income therefrom prevailing at the time of execution hereof shall be, or has been altered so as to cause the whole or any part of the Taxes now or hereafter levied, assessed or imposed on real estate to be levied, assessed or imposed upon Lessor, wholly or partially, as a capital levy, business tax, fee, permit or other charge, or on or measured by the Rents received therefrom, then such new or altered taxes, regardless of their nature, which are attributable to the land, the Building or to other improvements on the land shall be deemed to be included within the term Real Estate Taxes for purposes of this Section, whether in substitution for, or in addition to any other Real Estate Taxes, save and except that such shall not be deemed to include any enhancement of said tax attributable to other income of Lessor. With respect to any general or special assessments which may be levied upon or against the Leased Premises, the Complex, or the underlying realty, or which may be evidenced by improvement or other bonds, and may be paid in annual or semi-annual installments, only the amount of such installment, prorated for any partial year, and statutory interest shall be included within the computation of Taxes for which Lessee is responsible hereunder.

                "RENT," "RENT" or "RENTAL" means Minimum Rent and all other sums required to be paid by Lessee pursuant to the terms of this Lease.

                "RENTABLE AREA." The Rentable Area means the Rentable Area determined by BOMA. The Rentable Area of a floor shall mean all areas available or held for the exclusive use and occupancy of occupants or future occupants of the Complex, calculated in accordance with BOMA. No deductions shall be made for columns and projections necessary to the Building. The Rentable Area of that portion of a lessee's premises located on a floor shall be computed by multiplying the Usable Area of such premises by the R/U Ratio. The Rentable
Area of the Building is the aggregate of the Rentable Area on all floors.

                "STRUCTURAL" as herein used shall mean any portion of the Leased Premises or Complex which provides bearing support to any other integral member of the Complex such as, by limitation, the roof structure (trusses, joists, beams), posts, load bearing walls, foundations, girders, floor joists, footings, and other load bearing members constructed by Lessor.

                "TENANT IMPROVEMENTS" shall mean the Lessee's Work in accordance with the Work Letter Agreement attached hereto as Exhibit D and all subsequent alterations to the Leased Premises made by Lessee.

                "TERM" shall mean the term of the lease as specified in Article 4 hereof, including any partial month at the commencement of the Term.

                "USABLE AREA." The Usable Area of any individual leased premises shall be the number of square feet calculated in accordance with BOMA; provided, however, that the term Usable Area shall include toilet rooms in each Quadrant if such toilet rooms are for the exclusive use of a lessee occupying such Quadrant. The Usable Area of a floor shall be equal to the sum of all Usable Areas on that floor.

                                   3. PREMISES

        3.1 DEMISING CLAUSE. Lessor hereby leases to Lessee, and Lessee hires from Lessor a portion of the Complex as hereinafter defined.

        3.2 DESCRIPTION. The Complex, as defined in Section 2.1, is described generally in Section 1.3(A) hereof. The premises leased herein are described in
Section 1.3(B) and delineated on Exhibit C, which is attached hereto and made a part hereof by reference, consisting of the approximate amount of square footage as specified in Section 1.3(C) hereof. The term "BUILDING" shall refer to the Budding in which the Leased Premises are located. The portion leased herein to Lessee is hereinafter referred to as the "LEASED PREMISES." Lessee acknowledges that Lessor may change the shape, size, location, number and extent of the improvements to any portion of the Complex without consent of Lessee and without affecting Lessee's obligations hereunder. Lessor reserves the area beneath and above the Leased Premises as well as the exterior thereof together with the right to install, maintain, use, repair and replace Lines, pipes, ducts, conduits, wires, and structural elements leading through the Leased Premises serving other parts of the Complex, including, but not limited to, vertical risers, so long as such items are concealed by walls, flooring or ceilings. Such reservation in no way affects the maintenance obligations imposed herein, nor shall such reservation alter the parties' responsibilities and obligations set forth in this Lease regarding Hazardous Materials (as defined in Section 12.3(a) below).

        3.3 COVENANTS, CONDITIONS AND RESTRICTIONS. The parties agree that this Lease is subject to the effect of (a) any covenants, conditions, restrictions, easements, mortgages or deeds of trust, ground leases, rights of way of record, and any other matters or documents of record; (b) any zoning laws of the city, county and state where the Complex is situated; and (c) general and special taxes not delinquent. Lessee agrees that as to its leasehold estate, Lessee and all persons in possession or holding under Lessee will conform to and will not violate the terms of any covenants, conditions or restrictions of record which may now or hereafter encumber the property (hereinafter the "RESTRICTIONS"). This Lease is subordinate to the restrictions and any amendments or modifications thereto.

                                     4. TERM

        4.1 COMMENCEMENT DATE. The Term of this Lease shall commence on the Commencement Date defined in Section 2.1 and shall be for the term specified in
Section 1.4(B) hereof, plus any partial month at the commencement of the Term.

        4.2 ACKNOWLEDGMENT OF COMMENCEMENT. After delivery of the Leased Premises to Lessee, Lessee shall execute a written acknowledgment of the date of commencement in the form attached hereto as Exhibit E, and by this reference it shall be incorporated herein.

        4.3 RENEWAL TERM.

                (a) Manner of Exercise. Lessee shall have the right and option to extend the Term of this Lease for one (1) additional period of five years (such period being referred to as a "Renewal Term"), provided that Tenant is not in default hereunder either at the time Tenant exercises its option or at the time the Renewal Term is intended to commence. Lessee may exercise the option, if at all, by written notice to Lessor delivered no later than nine (9) months prior to the date (the "Expiration Date") which represents the expiration of the then current term ("Expiration Date"), (the "Outside Exercise Date"). Unless all of the above conditions precedent have been satisfied, Lessee's exercise of any option shall be of no force or effect and the Renewal Term shall lapse. If all of the above conditions precedent are satisfied, then the term of this Lease shall be extended for the Renewal Term, and all of the terms, conditions and provisions of this Lease shall continue in full force and effect throughout the Renewal Term, except that the Minimum Rent to be paid by Lessee for the Renewal Term shall be ninety-five percent (95%) of the fair market rental value of the Leased Premises as of the Expiration Date, but in no event shall the Minimum Rent for the Renewal Term be less than the Minimum Rent, payable in the last month of the Term of this Lease prior to the Expiration Date. The option granted herein is personal to Lessee.

                (b) Fair Market Rental. If Lessee exercises the right to extend the Term then the Minimum Rent shall be adjusted to equal ninety-five percent (95%) of the fair market rental for the Premises as of the date of the commencement of the Renewal Term, pursuant to the procedures hereinafter set forth. The term "fair market rental" means the Minimum Rent chargeable for the Leased Premises based upon the following factors applicable to the Leased Premises or any comparable premises:

                        (i) Rental rates being charged for comparable premises in the same geographical location.

                        (ii) The relative locations of the comparable premises.

                        (iii) Improvements, or allowances provided for improvements, or to be provided.

                        (iv) Rental adjustments, if any, or rental concessions.

                        (v) Services and utilities provided or to be provided.

                        (vi) Use limitations or restrictions.

                        (vii) Any other relevant Lease terms or conditions.

The fair market rental evaluation may include provision for further rent adjustments during the Renewal Term in question if such adjustments are commonly required in the market place for similar types of leases.

                (c) Determination of Fair Market Rental. Upon exercise of the right to extend the Term, and included within the Notice of Exercise, Lessee shall notify Lessor of its opinion of fair market rental as above defined for the Renewal Term. If Lessor disagrees with Lessee's opinion of the fair market rental, it shall so notify Lessee ("Lessor's Value Notice") within thirty (30) days after receipt of Lessee's Notice of Exercise. If the parties are unable to resolve their differences within thirty (30) days thereafter, either party may apply for Arbitration as provided below. If neither party applies for Arbitration within ten (10) days after receipt by Lessee of Lessor's Value Notice, Lessee shall be bound to the fair market rental stated in Lessor's Value Notice. Should either party elect to arbitrate, and if the arbitration is not concluded before the commencement of the Renewal Term, Lessee shall pay Minimum Rent to Lessor in an amount equal to ninety-five percent (95%) of the fair market rental set forth in Lessor's Value
Notice, until the fair market rental is determined in accordance with the arbitration provisions hereof ("Arbitration"). If the fair market rental as determined by Arbitration differs from that stated in Lessor's Value Notice, then any adjustment required to correct the amount previously paid by Lessee shall be made by payment by the appropriate party within thirty (30) days after the determination of fair market rental by Arbitration has been concluded, as provided herein. Lessee shall be obligated to make payment during the entire Renewal Term of the Minimum Rent determined in accordance with the Arbitration procedures hereunder.

                (d) Venue. In the event either party seeks Arbitration of fair market rental under the provisions hereof for the Renewal Term, the other party shall be bound to submit the matter for determination by Arbitration. The Arbitration shall be conducted and determined in the City and County of San Francisco.

                (e) Demand for Arbitration. A party demanding Arbitration hereunder shall make its demand in writing ("Demand Notice") within ten (10) days after service of Lessor's Value Notice.

                (f) Arbitration. Within ten (10) days after service of a Demand Notice, Lessor and Lessee each shall appoint a real estate appraiser ("Arbitrator") who shall be a member of the American Institute of Real Estate Appraisers ("AIREA"), or real estate professionals qualified by appropriate training and experience, who shall have at least ten (10) years experience in appraising the rent for commercial office properties in the San Francisco South of Market and financial districts, and such Arbitrators shall each determine the fair market monthly rental. Such Arbitrators shall, within sixty (60) days after their appointment, complete their appraisals and submit their appraisal reports to Lessor and Lessee. The Arbitrators shall have the right to consult experts and competent authorities with factual information or evidence pertaining to the determination of fair market monthly rental, but any such consultation shall be made in the presence of both parties with a full right to cross-examine. If the fair market monthly rental established in the two (2) appraisals varies by five percent (5%) or less of the higher rental, the average of the two shall be controlling and the two (2) Arbitrators shall have an additional ten (10) days in an attempt to mutually agree on the method of rental adjustments for the Renewal Term. If said fair market monthly rental varies by more than five percent (5%) of the higher rental or the method of rental adjustments could not be mutually agreed to during such additional ten (10) day period, said Arbitrators, within ten (10) days after submission of the last appraisal, shall appoint a third Arbitrator who shall have the same qualifications as the initial two Arbitrators. Such third Arbitrator shall, within twenty (20) business days after appointment, determine by appraisal the fair market monthly rental, taking into account the same factors referred to above, and submit an appraisal report to Lessor and Lessee. If a third Arbitrator is appointed to determine the fair market rental, the fair market rental determined by the third party Arbitrator shall be controlling, unless it is less than that set forth in the lower appraisal previously obtained, in which case the value set forth in said lower appraisal shall be controlling, or unless it is greater than that set forth in the higher appraisal previously obtained, in which case the rental set forth in said higher appraisal shall be controlling. If either Lessor or Lessee fails to appoint an Arbitrator, or if an Arbitrator appointed by either of them fails, after appointment, to submit an appraisal within the required period in accordance with the foregoing, the appraisal submitted by the Arbitrator properly appointed and timely submitting the appraisal shall be controlling. If the two Arbitrators appointed by Lessor and Lessee are unable to agree upon a third Arbitrator within the required period in accordance with the foregoing, application shall be made within twenty
(20) days thereafter by either Lessor or Lessee to the AIREA, which shall appoint a member of said institute willing to serve as Arbitrator.

                (g) Decision. The appraisal thus determined shall constitute a final arbitration decision which is binding upon the parties, absent fraud or gross error. The Arbitrators shall render a decision and award in writing, with counterpart copies to each party and judgment thereon may be entered in any court of competent jurisdiction.

                (h) Successor; Fees and Expenses. In the event of failure, refusal, or inability of an Arbitrator to act in a timely manner, a successor shall be appointed in the same manner as such Arbitrator was first chosen hereunder. The fees and expenses of an Arbitrator and any administrative hearing fee, if any, shall be divided equally between the parties. Each party shall bear its own attorneys' fees and other expenses including fees for witnesses in presenting evidence.

                             5. PRE-TERM POSSESSION

        5.1 CONDITIONS OF ENTRY. In the event the Leased Premises are to be constructed or remodeled by Lessor, Lessor may notify Lessee when the Leased Premises are ready for Lessee's fixturing or Lessee's Work, which may be prior to substantial completion of the Leased Premises by Lessor. Lessee may thereupon enter the Leased Premises for such purposes at its own risk, to make such improvements as Lessee shall have the right to make, to install fixtures, supplies, inventory and other property. Lessee agrees that it shall not in any way interfere with the progress of Lessor's Work by such entry. Should such entry prove an impediment to the progress of Lessor's Work, in Lessor's judgment, Lessor may demand that Lessee forthwith vacate the Leased Premises until such time as Lessor's work is complete, and Lessee shall immediately comply with this demand.

        During the course of any pre-term possession, whether such pre-term period arises because of an obligation of construction on the part of Lessor, or otherwise, all terms and conditions of this Lease, except for rent and commencement, shall apply, particularly with reference to indemnity by Lessee of Lessor under Article 17 herein for all occurrences within or about the Leased Premises.

                       6. DELAY IN DELIVERY OF POSSESSION

        6.1 DELAY. If Lessor, for any reason whatsoever, cannot deliver possession of the Leased Premises to Lessee at the Estimated Delivery Date, this Lease shall not be void or voidable, nor shall Lessor be liable for any loss or damage resulting therefrom, but in that event, there shall be no accrual of Rent for the period between the Estimated Delivery Date and the Commencement Date. In the event Lessor cannot deliver the Leased Premises to Lessee within six (6) months beyond the Estimated Delivery Date, then Lessor may elect to terminate this Lease. In the event the Leased Premises are not delivered within three (3) months from the date of execution, this Lease shall be terminable at the option of the Lessee at any time thereafter, but prior to Delivery, upon five (5) days prior written notice to Lessor.

                                7. MINIMUM RENT

        7.1 PAYMENT. Lessee shall pay to Lessor at the address specified in
Section 1.1, or at such other place as Lessor may otherwise designate, as "MINIMUM RENT" for the Leased Premises the amount specified in Section 1.5(A) hereof, payable in advance on the first day of each month during the Term. If the Term commences on other than the first day of a calendar month, the rent for the first partial month shall be prorated accordingly.

        All payments of Minimum Rent (including sums defined as rent in Section 2.1) shall be in lawful money of the United States, and payable without deduction, setoff, offset, counterclaim, recoupment, notice or demand.

        7.2 ADVANCE RENT. The amount specified in Section 1.5(B) hereof is paid herewith to Lessor upon execution of this Lease as advance rent, receipt of which is hereby acknowledged, provided, however, that such amount shall be held by Lessor as a "SECURITY DEPOSIT" pursuant to Section 10.1 hereof until it is applied by Lessor to the first Minimum Rent due hereunder.

        7.3 LATE PAYMENT. If during any twelve (12) month period Lessee defaults hereunder (beyond the applicable cure period) on more than one occasion to make any payment of Minimum Rent to Lessor, then Lessor may, by giving written notice to Lessee, require that Lessee pay the Minimum Rent to Lessor quarterly in advance.

                               8. ADDITIONAL RENT

        8.1 PERSONAL PROPERTY, GROSS RECEIPTS, LEASING TAXES. This Section 8.1 is intended to deal with impositions or taxes directly attributed to Lessee or this transaction, as distinct from taxes attributable to the Complex which are to be allocated among various lessees and others and which are included in Operating Costs. In addition to the Minimum Rent and additional charges to be paid by Lessee hereunder, Lessee shall reimburse Lessor upon demand for any and all taxes required to be paid by Lessor (excluding state, local or federal personal and corporate income taxes measured by the income of Lessor from all sources, and estate and inheritance taxes) whether or not now customary or within the contemplation of the parties hereto:

                (a) Upon, measured by, or reasonably attributable to the cost or value of Lessee's equipment, furniture, fixtures and other personal property located in the Leased Premises or by the cost or value of any Tenant Improvements made in or to the Leased Premises by or for Lessee, regardless of whether title to such improvements shall be in Lessee or Lessor;

                (b) Upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Lessee of the Leased Premises or any portion thereof to the extent such taxes are not included as Real Estate Taxes as defined in Section 2.1;

                (c) Upon this transaction or any document to which Lessee is a party creating or transferring an interest or an estate in the Leased Premises; and

                (d) In connection with any testing, investigation, abatement, remediation, removal, transportation and/or disposal of any Hazardous Materials by Lessee (or by Lessor, pursuant to any provision of this Lease granting to Lessor the right to do any of the foregoing and to bill Lessee therefor).

        For purposes of this Section 8.1, the term "taxes" shall include, but not be limited to, any fees, charges, fines, penalties and costs (including, without limitation, permit, approval or licensing fees, charges or costs).

        In the event that it shall not be lawful for Lessee so to reimburse Lessor, the Minimum Rent payable to Lessor under this Lease shall be increased to net Lessor (i.e., after payment of the Taxes for which Lessor may not receive reimbursement from Lessee) the amount of Minimum Rent plus reimbursement for Taxes which would have been receivable by Lessor if such tax had not been imposed. All Taxes payable by Lessee under this Section shall be deemed to be, and shall be paid as, additional Rent.

        8.2 OPERATING COSTS.

                (a) Lessee shall pay to Lessor, as additional Rent, in accordance with Section 8.3 hereof, one hundred percent (100%) of the electricity and other separately metered utility charges for the Leased Premises. During each calendar year or part thereof subsequent to the Base Expense Year, Lessee shall also pay to Lessor as additional Rent, in accordance with Section 8.3 hereof, Lessee's Proportionate Share of the total dollar increase, if any, in all Operating Costs for such calendar year over the Operating Costs for the Base Expense Year. During each tax year (July 1 through June 30) or part thereof subsequent to the Base Tax Year ending June 30, Lessee shall pay to Lessor as additional Rent, in accordance with Section 8.3 hereof, Lessee's Proportionate Share of the total dollar increases, if any, in all Real Estate Taxes for such tax year over the Real Estate Taxes for the Base Tax Year. Lessee's Proportionate Share shall be calculated on the basis of the greater of
(i) actual Operating

Costs; or (ii) as if the Complex were at least ninety-five percent (95%) occupied and operational for the whole of such Lease Year.

                (b) If any Lease Year of less than twelve (12) months is included within the Term, the amount payable by Lessee for such period shall be prorated on a per diem basis (utilizing a three hundred sixty (360) day year).

                (c) Lessor shall exercise good faith efforts to equitably allocate those Operating Costs that are incurred for the direct benefit of specific types of lessees or users in the Complex to and among those specific lessees and/or users ("Cost Pools"). Such Cost Pools may include, but shall not be limited to, the office and showroom space, the second floor Atrium, the lower level exhibition hall, and any retail space lessees of the Complex. Lessor's determination of such allocations shall be made in a manner consistent with the terms and conditions of this Section 8.2(c) and shall be subject to reconciliation per Section 8.3(c). Lessee acknowledges that the allocation of Operating Costs among Cost Pools does not affect all Operating Costs and is limited to specific items which Lessor determines, in good faith, should be shared among the lessees and/or users of a certain Cost Pool.

        8.3 METHOD OF PAYMENT. Any additional Rent payable by Lessee under Sections 8.1 and 8.2 hereof shall be paid as follows, unless otherwise provided:

                (a) During the Term, Lessee shall pay to Lessor monthly in advance with its payment of Minimum Rent, one-twelfth (1/12) of the amount of such additional Rent as estimated by Lessor in advance, in good faith, to be due from Lessee.

                (b) Annually, as soon as is reasonably possible after the expiration of each Lease Year, Lessor shall prepare in good faith and deliver to Lessee a comparative statement, which statement shall be conclusive between the parties hereto, setting forth (1) the Operating Costs for such Lease Year, and
(2) the amount of additional Rent as determined in accordance with the provisions of this Article 8.

                (c) If the aggregate amount of such estimated additional Rent payments made by Lessee in any Lease Year should be less than the additional Rent due for such year, then Lessee shall pay to Lessor as additional Rent within thirty (30) days following written demand the amount of such deficiency. If the aggregate amount of such additional Rent payments made by Lessee in any Lease Year of the Term should be greater than the additional Rent due for such year, then should Lessee not be otherwise in default hereunder, the amount of such excess will be applied by Lessor to the next succeeding installments of such additional Rent due hereunder; and if there is any such excess for the last year of the Term, the amount thereof will be refunded by Lessor to Lessee, provided Lessee is not otherwise in default under the terms of this Lease.

                           9. ACCORD AND SATISFACTION

        9.1 ACCEPTANCE OF PAYMENT. No payment by Lessee or receipt by Lessor of a lesser amount of Minimum Rent or any other sum due hereunder, shall be deemed to be other than on account of the earliest due rent or payment, nor shall any endorsement or statement on any check or any letter accompanying any such check or payment be deemed an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such rent or payment or pursue any other remedy available in this Lease, at law or in equity. Lessor may accept any partial payment from Lessee without invalidation of any contractual notice required to be given herein (to the extent such contractual notice is required) and without invalidation of any notice required to be given pursuant to California Code of Civil Procedure
Section 1161, et seq., or of any successor statute thereto.

                              10. SECURITY DEPOSIT

                                (NOT APPLICABLE)

                                     11. USE

        11.1 PERMITTED USE.

                (a) The Leased Premises may be used and occupied only for the purposes specified in Section 1.7 hereof, and for no other purpose or purposes. Lessee shall promptly comply with all laws, ordinances, orders and regulations affecting Lessee's use and occupancy of the Leased Premises.

                (b)

                        (i) Lessee acknowledges that under the current zoning of the Building office uses are restricted. Lessee further acknowledge that the Lessor has entered into this Lease in reliance upon the following covenant of
Lessee: Lessee covenants that, if for any reason it is determined by the City and County of San Francisco Planning Department ("Planning Department") that the percentage of the Leased Premises designated as "Office" as defined in Section 313.1(24) or 314.1(p) of the San Francisco City Planning Code, or equivalent successor ordinance, (the "Office Use"), exceeds twenty percent (20%) of Lessee's Adjusted Rentable Area (the "Permitted Office Use") (and the amount of Office Use in the Building is in excess of 269,680 square feet), Lessee shall pay to Lessor the sum of $8.05 (the "In-Lieu Fee") for each rentable square foot determined by the Planning Department to be Office Use in excess of the Permitted Office Use. The payment shall be made to the Lessor within ten (10) days after receipt of billing therefor and as often as Lessor is legally required to pay the same to the appropriate governmental agency. Lessor, at Lessor's option, may require Lessee to reduce the number of square feet it is utilizing for office purposes to twenty percent (20%) or less of Lessee's Adjusted Rentable Area. Lessee shall reconfigure its space to reduce office use accordingly within ten (10) days of written notice from Lessor.

                (ii) Nothing herein shall permit the Lessee to build space for Office Use in the Leased Premises in excess of that which is legally permissible under the laws of the City and County of San Francisco and approved by Lessor. If, as a result of Lessee's addition of Office Use, as specified in this subparagraph (b), a Planning Commission or other City hearing is required, the Office Uses shall not be implemented until the successful completion of any such procedure and Lessee has agreed to pay Lessor for costs which Lessor incurs as a result thereof.

                (iii) In event that the Leased Premises are not approved by the Planning Department as having less than the Permitted Office Use within thirty
(30) days from date of execution hereof and Lessor has not waived the provisions of this Subsection 11.1 (b), then, in that event, Lessee may terminate this Lease upon thirty (30) days prior written notice to the Lessor further provided that at the end of such thirty (30) day notice period, the Planning Department approval has not been achieved.

        11.2 SAFES, HEAVY EQUIPMENT. Lessee shall not place a load upon any floor of the Leased Premises which exceeds fifty (50) pounds per square foot live load. Lessor reserves the right to prescribe the weight and position of all safes and heavy installations which Lessee wishes to place in the Leased Premises so as properly to distribute the weight thereof, or to require plans prepared by a qualified structural engineer at Lessee's sole cost and expense for such heavy objects. Notwithstanding the foregoing, Lessor shall have no liability for any damage caused by the installation of such heavy equipment or safes.

        11.3 MACHINERY. Business machines and mechanical equipment belonging to Lessee which cause noise and/or vibration that may be transmitted to the structure of the Building or to any other leased space to such a degree as to be objectionable to Lessor or to any Lessees in the Complex shall be placed and maintained by the party possessing the machines or equipment, at such party's expense, in settings of cork, rubber or spring type noise and/or vibration eliminators, and Lessee shall take such other measures as needed to eliminate vibration and/or noise. If the noise or vibrations cannot be eliminated, Lessee must remove such equipment within ten (10) days following written notice from Lessor.

        11.4 HAZARDOUS ACTIVITIES. Lessee shall not engage in any activities or permit to be kept, used, or sold in or about the Leased Premises, any article which may be prohibited by the standard form of fire insurance policies. Lessee shall, at its sole cost and expense, comply with any and all requirements, pertaining to the Leased Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance covering the Building and appurtenances.

                    12. COMPLIANCE WITH LAWS AND REGULATIONS

        12.1 LESSEE'S OBLIGATIONS. Lessee, shall, at its sole cost and expense, comply with all of the requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to Lessee's use of the Leased Premises, and shall faithfully observe in the use of the Leased Premises all municipal ordinances and state and federal statutes and regulations now in force or which may hereafter be in force, including, without limitation, Environmental Laws (as hereinafter defined), and the Americans with Disabilities Act, 42 U.S.C. Section 12101-12213 (and any rules, regulations, restrictions, guidelines, requirements or publications promulgated or published pursuant thereto, collectively herein referred to as the "ADA"), whether or not any of the foregoing were foreseeable or unforeseeable at the time of the execution of this Lease. The judgment of any court of competent jurisdiction, or the admission of Lessee in any action or proceeding against Lessee, whether Lessor be a party thereto or not, that any such requirement, ordinance, statute or regulation pertaining to the Leased Premises has been violated, shall be conclusive of that fact as between Lessor and Lessee. Within five (5) days after receipt of notice or knowledge of any violation or alleged violation of any Environmental Law(s), and/or the ADA pertaining to the Complex, any governmental or regulatory proceedings, investigations, sanctions and/or actions threatened or commenced with respect to any such violation or alleged violation, and any claim made or commenced with respect to such violation or alleged violation, Lessee shall notify Lessor thereof and provide Lessor with copies of any written notices or information in Lessee's possession. Lessee shall make, at Lessee's sole cost and expense, any and all alterations, improvements or non-structural changes that are required by laws, statutes, ordinances and governmental regulations or requirements as a result of Lessee's specific use of the Premises or any alterations, additions or improvements made by Lessee. If any alterations, improvements or structural changes are required to be made to the Building in general or are applicable to substantially all lessees in the Building without regard to Lessee's specific use of the Leased Premises or any alterations, additions or improvements made by Lessee, then Lessor shall make such alterations, additions or improvements and the costs thereof shall be included within Operating Costs pursuant to Section 2.1.

        12.2 CONDITION OF LEASED PREMISES. Subject to Lessor's Work, if any, as referred to in Exhibit D to this Lease, Lessee hereby accepts the Leased Premises in the condition existing as of the date of occupancy, subject to all applicable zoning, municipal, county and state laws, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the Term or any part of the Term hereof regulating the Leased Premises, and without representation, warranty or covenant by Lessor, express or implied, as to the condition, habitability or safety of the Leased Premises, the suitability or fitness thereof for their intended purposes, or any other matter. Lessor covenants that the Leased Premises delivered to Lessee shall be in material compliance with applicable local and state building codes and ordinances in such manner that any violations or conditions of non-compliance will not result in the inability of Lessee to be issued a building permit for Lessee's Work pursuant to Exhibit D ("Code Compliance"). Notwithstanding anything to the contrary contained herein, Lessee acknowledges that certain applicable code requirements and construction conditions affect the Lease Premises, including but not limited to: (i) prohibition of floor/ceiling coring or penetration, due to a post-tension floor slab structural system; and (ii) Lessor will be performing additional construction to the Premises during construction of Lessee's Work, including the addition of two (2) new passenger elevators.

        12.3 HAZARDOUS MATERIALS.

                (a) Hazardous Materials Defined. As used herein, the term "HAZARDOUS MATERIALS" shall mean any wastes, materials or substances (whether in the form of liquids, solids or gases, and whether or not air-borne), which are or are deemed to be pollutants or contaminants, or which are or are deemed to be hazardous, toxic, ignitable, reactive, corrosive, dangerous, harmful or injurious, or which present a risk, to public health or to the environment, or which are or may become regulated by or under the authority of any applicable local, state or federal laws, judgments, ordinances, orders, rules, regulations, codes or other governmental restrictions, guidelines or requirements, any amendments or successor(s) thereto, replacements thereof or publications promulgated pursuant thereto (collectively "ENVIRONMENTAL LAWS"), including, without limitation, any waste, material or substance which is:

                        (i) defined as "hazardous waste," "extremely hazardous waste," or "restricted hazardous waste" under Sections 25115, 25117 or 25122.7, or listed pursuant to Section 25140, of the California Health and Safety Code, Division 20, Chapter 6.5 (Hazardous Waste Control Law);

                        (ii) defined as a "hazardous substance" under Section 25316 of the California Health and Safety Code, Division 20, Chapter 6.8 (Carpenter-Presley-Tanner Hazardous Substance Account Act);

                        (iii) defined as a "hazardous material," "hazardous substance," or "hazardous waste" under Section 25501 of the California Health and Safety Code, Division 20, Chapter 6.95 (Hazardous Materials Release Response Plans and Inventory);

                        (iv) defined as a "hazardous substance" under Section 25281 of the California Health and Safety Code, Division 20, Chapter 6.7 (Underground Storage of Hazardous Substances);

                        (v) defined as a "waste" or "hazardous substance" under
Section 13050 of the California Water Code, Division 7, Chapter 2
(Porter-Cologne Water Quality Control Act);

                        (vi) listed as a chemical known to the State of California to cause cancer or reproductive toxicity pursuant to Section 25249.8 of the California Health and Safety Code, Division 20, Chapter 6.6 (Safe Drinking Water and Toxic Enforcement Act of 1986);

                        (vii) defined as a "hazardous substance" or "pollutant or contaminant" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601 et seq.;

                        (viii) listed as an "extremely hazardous substance," "hazardous chemical," or "toxic chemical" pursuant to the Emergency Planning and Community Right-to-Know Act of 1986,42 U.S.C. Sections 11001 et seq.;

                        (ix) listed as a "hazardous substance" in the United States Department of Transportation Table, 49 C.F.R. 172.101 and amendments thereto, or by the Environmental Protection Agency (or any successor agency) in 40 C.F.R. Part 302 and amendments thereto;

                        (x) defined, listed or designated by regulations promulgated pursuant to any Environmental Law; or

                        (xi) any of the following: pesticide; flammable explosive; petroleum, including crude oil or any fraction thereof; asbestos or asbestos-containing material; polychlorinated biphenyl; radioactive material; or urea formaldehyde.

        In addition to the foregoing, the term Environmental Laws shall be deemed to include, without limitation, local, state and federal laws, judgments, ordinances, orders, rules, regulations, codes and other governmental restrictions, guidelines and requirements, any amendments and successors thereto, replacements thereof and publications promulgated pursuant thereto, which deal with or otherwise in any manner relate to, air or water quality, air emissions, soil or ground conditions or other environmental matters of any kind.

                (b) Use, etc. of Hazardous Materials. Lessee agrees that during the Term, there shall be no use, presence, disposal, storage, generation, leakage, treatment, manufacture, import, handling, processing, release or threatened release of Hazardous Materials on, from or under the Leased Premises except to the extent that, and in accordance with such conditions as, Lessor may have previously approved in writing. The use, presence, disposal, storage, generation, leakage, treatment, manufacture, import, handling, processing, release or threatened release of Hazardous Materials are sometimes hereinafter individually or collectively referred to as "HAZARDOUS USE." It is further agreed that Lessee shall be entitled to use and store only those Hazardous Materials which are necessary for Lessee's business, provided that such usage and storage is in full compliance with Environmental Laws, and all judicial and administrative decisions pertaining thereto. Lessee shall not be entitled to install any tanks under, on or about the Leased Premises for the storage of Hazardous Materials without the express written consent of Lessor, which may be given or withheld in Lessor's sole arbitrary judgment. For the purposes of this
Section 12.3, the term Hazardous Use shall include Hazardous Use(s) on, from or under the Leased Premises by any and all lessees, occupants, and/or users of the Leased Premises (except Lessor), whether known or unknown to Lessee, and whether occurring and/or existing during or prior to the commencement of the Term.

                (c) Hazardous Materials Report; When Required. Lessee shall submit to Lessor a written report with respect to Hazardous Materials ("REPORT") in the form prescribed in subparagraph (d) below on the following dates:

                        (i) Within ten (10) days after the Commencement Date,

                        (ii) At any time within ten (10) days after written request by Lessor, and

                        (iii) At any time when there has been or is planned any condition which constitutes or would constitute a change in the information submitted in the most recent Report, including any notice of violation as referred to in subparagraph (d)(vii) below.

                (d) Hazardous Materials Report; Contents. The Report shall contain, without limitation, the following information:

                        (i) Whether on the date of the Report and (if applicable) during the period since the last Report there has been any Hazardous Use on, from or under the Leased Premises.

                        (ii) If there was such Hazardous Use, the exact identity of the Hazardous Materials, the dates upon which such materials were brought upon the Leased Premises, the dates upon which the Hazardous Materials were removed therefrom, and the quantity, location, use and purpose thereof.

                        (iii) If there was such Hazardous Use, any governmental permits maintained by Lessee with respect to such Hazardous Materials, the issuing agency, original date of issue, renewal dates (if any) and expiration date. Copies of any such permits and applications therefor shall be attached.

                        (iv) If there was such Hazardous Use, any governmental reporting or inspection requirements with respect to such Hazardous Materials, the governmental agency to which reports are made and/or which conducts inspections, and the dates of all such reports and/or inspections (if applicable) since the last Report. Copies of any such Reports shall be attached.

                        (v) If there was such Hazardous Use, identification of any operation or business plan prepared for any government agency with respect to Hazardous Use.

                        (vi) Any liability insurance carried by Lessee with respect to Hazardous Materials, the insurer, policy number, date of issue, coverage amounts, and date of expiration. Copies of any such policies or certificates of coverage shall be attached.

                        (vii) Any notices of violation of Environmental Laws, written or oral, received by Lessee from any governmental agency since the last Report, the date, name of agency, and description of violation. Copies of any such written notices shall be attached.

                        (viii) Any knowledge, information or communication which Lessee has acquired or received relating to (x) any enforcement, cleanup, removal or other governmental or regulatory action threatened or commenced against Lessee or with respect to the Leased Premises pursuant to any Environmental Laws; (y) any claim made or threatened by any person or entity against Lessee or the Leased Premises on account of any alleged loss or injury claimed to result from any alleged Hazardous Use on or about the Leased Premises; or (z) any report, notice or complaint made to or filed with any governmental agency concerning any Hazardous Use on or about the Leased Premises. The Report shall be accompanied by copies of any such claim, report, complaint, notice, warning or other communication that is in the possession of or is available to Lessee.

                        (ix) Such other pertinent information or documents as are requested by Lessor in writing.

Notwithstanding the foregoing, the Report need not describe Lessee's normal business use or the presence upon the Leased Premises of reasonable amounts of cleaning supplies or materials and supplies for Lessee's office equipment.

                (e) Release of Hazardous Materials: Notification and Cleanup. If at any time during the Term Lessee knows or believes that any release of any Hazardous Materials has come or will come to be located upon, about or beneath the Leased Premises, then Lessee shall immediately, either prior to the release or following the discovery thereof by Lessee, give verbal and follow-up written notice of that condition to Lessor. Lessee covenants to investigate, clean up and otherwise remediate any release of Hazardous Materials caused by Lessee or Lessee's agents, contractors or invitees at Lessee's cost and expense; such investigation, clean-up and remediation shall be performed only after Lessee has obtained Lessor's written consent, which shall not be unreasonably withheld; provided, however, that Lessee shall be entitled to respond immediately to an emergency without first obtaining Lessor's written consent. All clean-up and remediation shall be done in compliance with Environmental Laws and to the reasonable satisfaction of Lessor. Notwithstanding the foregoing, whether or not such work is prompted by the foregoing notice from Lessee or is undertaken by Lessor for any other reason whatsoever, Lessor shall have the right, but not the obligation, in Lessor's sole and absolute discretion, exercisable by written notice to Lessee at any time, to undertake within or outside the Leased Premises all or any portion of any investigation, clean-up or remediation with respect to Hazardous Materials (or, once having undertaken any of such work, to cease same, in which case Lessee shall perform the work), all at Lessee's cost and expense provided that the Hazardous Materials were introduced by Lessee or its agents, contractors or invitees, which shall be paid by Lessee as additional rent within ten (10) days after receipt of written request therefor by Lessor (and which Lessor may require to be paid prior to commencement of any work by Lessor). No such work by Lessor shall create any liability on the part of Lessor to Lessee or any other party in connection with such Hazardous Materials or constitute an admission by Lessor of any responsibility with respect to such Hazardous Materials. Lessee shall not enter into any settlement agreement, consent decree or other compromise with respect to any claims relating to any Hazardous Materials in any way connected to the Leased Premises without first (i) notifying Lessor of Lessee's intention to do so and affording Lessor the opportunity to participate in any such proceedings, and (ii) obtaining Lessor's written consent.

            (f) Inspection and Testing by Lessor. Lessor shall have the right at all times during the term to (i) inspect the Leased Premises, as well as Lessee's books and records, and to (ii) conduct tests and investigations to determine whether Lessee is in compliance with the provisions of this Section. Except in case of emergency, Lessor shall give reasonable notice to Lessee before conducting any inspections, tests, or investigations. The cost of all such inspections, tests and investigations shall be borne by Lessee, if there has been a Hazardous Use by Lessee, or its agents, contractors or invitees. Neither any action nor inaction on the part of Lessor pursuant to this Section 12.3(f) shall be deemed in any way to release Lessee from, or in any way modify or alter, Lessee's responsibilities, obligations, and/or liabilities incurred pursuant to Section 12.3 hereof.

        12.4 INDEMNITY. Lessee shall indemnify, hold harmless, and, at Lessor's option (with such attorneys as Lessor may approve in advance and in writing), defend Lessor and Lessor's officers, directors, shareholders, trustees, partners, employees, contractors, agents and mortgagees or other lien holders, from and against any and all claims, demands, expenses, actions, judgments, damages (whether consequential, direct or indirect, known or unknown, foreseen or unforeseen), penalties, fines, liabilities, losses of every kind and nature (including, without limitation, property damage, diminution in value of Lessor's interest in the Leased Premises or the Complex, damages for the loss or restriction on use of any space or amenity within the Leased Premises or the Complex, damages arising from any adverse impact on marketing space in the Complex, sums paid in settlement of claims and any costs and expenses associated with injury, illness or death to or of any person), suits, administrative proceedings, costs and fees, including, but not limited to, attorneys' and consultants' fees and expenses, and the costs of cleanup, remediation, removal and restoration (all of the foregoing being hereinafter sometimes collectively referred to as "LOSSES"), arising from or related to any violation by Lessee of any of the requirements, ordinances, statutes, regulations or other laws referred to in this Article, including, without limitation, Environmental Laws, any breach of the provisions of this Article, or any Hazardous Use on, about or from the Leased Premises caused by Lessee, or its agents, contractors or invitees.

        12.5 RELEASE AND ASSUMPTION OF RISK.

            (a) Lessee, for itself, and its officers, directors, shareholders, partners, agents, contractors, attorneys, brokers, servants, employees, sublessees, lessees, invitees, concessionaires, licensees and representatives (hereinafter referred to as "RELEASORS"), hereby waives, releases, acquits and forever discharges Lessor and its officers, directors, trustees, shareholders, partners, agents, contractors, attorneys, brokers, servants, employees, lessees, invitees, licensees and representatives (hereinafter referred to as "RELEASEES") of and from any and all Losses, which are in any way connected with, based upon, related to or arising out of (i) any Hazardous Use or Hazardous Materials on or about the Leased Premises or the Complex, (ii) any violation by or relating to the Leased Premises or the Complex (or the ownership, use, condition, occupancy or operation thereof), or by the Releasors or any other persons or entities, of any Environmental or Wetlands Laws affecting the Leased Premises or the Complex, or (iii) any investigation, inquiry, order, hearing, action or other proceeding by or before any governmental agency or any court in connection with any of the matters referred to in clauses (i) or (ii) above (collectively, the "RELEASED MATTERS"), except to the extent caused by the gross negligence or willful misconduct of the Releasees. Releasors hereby expressly assume any and all risk of Losses based on or arising out of or pertaining to the Released Matters.

            (b) Lessee agrees, represents and warrants that the Released Matters are not limited to matters which are known, disclosed or foreseeable, and Lessee waives any and all rights and benefits which are conferred upon Lessee by virtue of the provisions of Section 1542 of the California Civil Code, which provides:

            A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

            (c) Lessee agrees, represents and warrants that it is familiar with, has read, understands, and has consulted legal counsel of its choosing with respect to California Civil Code Section 1542 and Lessee realizes and acknowledges that factual matters now unknown to it may have given, or may hereinafter give, rise to Losses which are presently unknown, unanticipated and unsuspected. Lessee further agrees, represents and warrants that the provisions of this Section 12.5 have been negotiated and agreed upon in light of that realization and that Lessee nevertheless hereby intends to release, discharge and acquit the Releasees from any such unknown Losses which are in any way related to this Lease or the Complex.

        12.6 INDOOR AIR QUALITY. To prevent the generation, growth or deposit of any mold, mildew, bacillus, virus, pollen or other microorganism (collectively, "BIOLOGICALS") and the deposit, release or circulation of any indoor contaminants, including, but not limited to, emissions from paint, carpet and drapery treatments, cleaning, maintenance and construction materials and supplies, pesticides, pressed wood products, insulation, tobacco and other materials and products (collectively with Biologicals, "CONTAMINANTS"), that could adversely affect the health, safety or welfare of any tenant, employee, or other occupant of the Complex or their invitees (each, an "OCCUPANT"), Lessee shall, at Lessee's sole cost and expense, at all times during the Term (i) maintain, operate and repair the HVAC system servicing the Leased Premises (to the extent that Lessee is otherwise obligated to perform such maintenance, operation and repair pursuant to this Lease) in a manner consistent with preventing or minimizing the generation, growth, circulation, release or deposit of any Contaminants, (ii) maintain the humidity level and the air exchange rate within the Leased Premises (to the extent that Lessee has control thereof) at a level recommended to prevent or minimize the growth of any Biologicals and the circulation of any other Contaminants, (iii) maintain, operate and repair the Leased Premises in such a manner to prevent or minimize the accumulation of stagnant water and moisture in planters, kitchen appliances and vessels, carpeting, insulation, water coolers and any other locations where stagnant water and moisture could accumulate, and (iv) otherwise maintain, operate and repair the Leased Premises to prevent the generation, growth, deposit, release or circulation of any Contaminants. If any governmental entity or any Occupant alleges that health, safety or welfare has been or could be adversely affected by any such Contaminants, Lessee shall notify Lessor in writing within twenty-four (24) hours of the time the allegation is made. Lessor may then elect to engage the services of an industrial hygiene testing laboratory (or alternatively or concurrently require Lessee to do the same) to determine whether the cause of any alleged adverse health effect is or could be attributable to any Contaminants present within the Leased Premises. If contaminants are present as a result of Lessee's failure to comply with the terms of this Section 12.6, Lessee shall be responsible for all such testing costs and for any consequential damages and costs (including, without limitation, any third-party claims, loss of rental, remediation, removal and/or abatement costs, and increases in insurance premiums) resulting from Lessee's failure to comply in whole or in part with the terms of this Section 12.6. The indemnity set forth in Section 12.4 above shall apply to Lessee's failure to comply with any of the terms of this Section.

                            13. SERVICE AND EQUIPMENT

        13.1 CLIMATE CONTROL.

            (a) Lessor shall provide as part of Operating Costs ventilating and air conditioning ("VAC") to the Leased Premises which meets the design load standards set forth ("Design Load Standards") on file in the Building Management Office from 8:00 am. to 6:00 p.m., Monday through Friday and 8:00 a.m. to 1:00 p.m. Saturday (the "CLIMATE CONTROL HOURS") provided that Lessor shall have no responsibility or liability for failure to supply VAC service when making repairs, alterations or improvements or when prevented from so doing by strikes or any cause beyond Lessor's reasonable control. Any VAC provided to the Leased Premises at Lessee's request after the Climate Control Hours shall be at Lessee's sole cost and expense in accordance with rate schedules promulgated by Lessor from time to time. Lessee acknowledges that Lessor has installed in the Building a system for the purpose of climate control. Initially, the use of fans to circulate outside air or in conjunction with the climate control equipment outside of the Climate Control Hours shall be charged at $24 per each additional fan, and the use of chillers outside of the Climate Control Hours shall be charged at $150 per hour, each prorated among those lessees requiring such additional hours of climate control. Any use of the Leased Premises which exceeds the Design Load Standards may require changes or alterations in the system or ducts through which the climate control system operates. Any changes or alterations so occasioned, if such changes can be accommodated by Lessor's equipment, shall be made by Lessee at its cost and expense but only with the written consent of Lessor first had and obtained, and in accordance with drawings and specifications and by a contractor first approved in writing by Lessor. If Lessee's use of the Premises exceeds the Design Load Standards, such excess use may necessitate the re-balancing of the climate control equipment in the Leased Premises. In such event, the same will be performed by Lessor at Lessee's expense. Any charges to be paid by Lessee hereunder shall be due within ten (10) days of receipt of an invoice from Lessor, which invoice may precede Lessor's expenditure for the benefit of Lessee.

        13.2 ELEVATOR SERVICE. Lessor shall provide elevator service (which may be with or without operator at Lessor's option) during normal business hours. Lessor shall make available at least two elevators on a 24-hour basis during the entire calendar year.

        13.3 CLEANING PUBLIC AREAS. Lessor shall maintain and keep clean the street level lobbies, sidewalks, truck dock, public corridors and other public portions of the Building.

        13.4 REFUSE DISPOSAL. Lessee shall pay Lessor, within ten (10) days of being billed therefor, for the removal from the Leased Premises and the Building of such refuse and rubbish of Lessee as shall exceed that ordinarily accumulated daily in the routine of business office occupancy.

        13.5 JANITORIAL SERVICE. Lessor shall provide cleaning and janitorial service in and about the Complex and Leased Premises in accordance with Exhibit J.

        To the extent that Lessee shall require cleaning and/or janitorial service in excess of that set forth in Exhibit J (hereinafter referred to as "SPECIAL CLEANING SERVICE") Lessor may, upon reasonable advance notice from Lessee, elect to furnish such Special Cleaning Service and Lessee agrees to pay Lessor, within ten (10) days of being billed therefor, Lessor's reasonable charge for providing such additional service. If Lessor does not elect to provide said Special Cleaning Service, Lessee may perform or provide for said Special Cleaning Service, at Lessee's sole cost and expense.

        13.6 INTERRUPTIONS. Lessor does not warrant that any of the services referred to above or any other services and/or utilities which Lessor may supply or are supplied will be free from interruption and/or the need for maintenance and repairs or replacement. Lessee acknowledges that any one or more such services may be suspended or reduced by reason of repairs, alterations or improvements necessary to be made, by strikes or accidents, by any cause beyond the reasonable control of Lessor, or by orders or regulations of any federal, state, county or municipal authority. In addition, Lessor shall have no liability for damages arising from, and Lessor does not warrant that Lessee's use of any Lines will be free from,

(a) any eavesdropping or wire-tapping by unauthorized parties, (b) any failure of any Lines to satisfy Lessee's requirements, or (c) any shortages, failures, variations, interruptions, disconnections, loss or damage caused by installation, maintenance, replacement, use or removal of Lines by or for other occupants of the Complex, by any failure of the environmental conditions or the power supply for the Building to conform to any requirements for the Lines or any associated equipment or any other problems associated with any Lines by any other cause.

        Any such interruption or suspension of services shall not be deemed an eviction or disturbance of Lessee's use and possession of the Leased Premises or any part thereof, nor render Lessor liable to Lessee for damages by abatement of Rent or otherwise, nor relieve Lessee of performance of Lessee's obligations under this Lease; provided, however, in the event any such interruption or suspension of services continues for a period of six (6) months and such interruption or suspension makes it impossible for Lessee to conduct its business in a commercially practicable manner, Lessee shall have the right to terminate this Lease upon written notice to Lessor within thirty (30) days after such six (6) month period provided the interruption or suspension is still continuing when Lessor receives Lessee's notice of cancellation.

        13.7 BUILDING UPGRADE WORK. Lessor has advised Lessee that Lessor may make certain upgrades and improvements to the Common Areas and central systems of the Complex ("Building Upgrade Work"). Lessee acknowledges that the performance of the Building Upgrade Work may result in noise, dust and other temporary inconveniences or interruptions to the conduct of normal business activity in the Building. Lessor will utilize reasonable measures to reduce noise levels associated with the performance of the Building Upgrade Work; provided, however, the Building Upgrade Work shall in no event constitute a constructive eviction or serve as a basis for any abatement or reduction in rent.

                                    14. WASTE

        14.1 WASTE OR NUISANCE. Lessee shall not commit, or suffer to be committed, any waste upon the Leased Premises, or any nuisance, or other act or thing which may disturb the quiet enjoyment of any other lessee or occupant of the Complex in which the Leased Premises are located.

                                 15. ALTERATIONS

        15.1 CONSENT OF LESSOR; OWNERSHIP. Lessee shall not make, or suffer to be made, any alterations to the Leased Premises, the Building, or the Complex, and/or Lines, systems and facilities therein, or any part thereof, without the written consent of Lessor first had and obtained except that Lessee shall be entitled to perform interior, non-structural alterations not exceeding Twenty Thousand Dollars ($20,000) in cost without Lessor's prior written consent. Any additions to or alterations of the Leased Premises (except trade fixtures) shall, immediately upon being made, constitute a part of the realty and Lessor's property, and shall, at the expiration or earlier termination of this Lease, remain upon the Leased Premises without compensation to Lessee. Except as otherwise provided in this Lease, Lessee shall have the right to remove its trade fixtures placed upon the Leased Premises provided that Lessee restores the Leased Premises as indicated below. Any and all costs incurred by Lessor, whether in complying with laws, governmental requirements or otherwise, as a result of any "alterations" (as hereinafter defined), or as a result of request by Lessee for increased Lines or other utility capacity above that presently existing (or, in the event the Building is to be constructed or substantially altered by Lessor prior to the delivery date, above that which is planned by Lessor for the Building) shall be paid by Lessee within ten (10) days after demand therefor by Lessor.

        15.2 REQUIREMENTS. Any alterations, additions or installations performed by Lessee (hereinafter collectively "alterations") shall be subject to strict conformity with the following requirements:

            (a) All alterations shall be at the sole cost and expense of Lessee;

            (b) Prior to commencement of any work of alteration, Lessee shall submit detailed plans and specifications, including working drawings (hereinafter referred to as "PLANS"), of the proposed alterations, which shall be subject to the consent of Lessor in accordance with the terms of Section 15.1 above;

            (c) Following approval of the Plans by Lessor, Lessee shall give Lessor at least ten (10) days' prior written notice of commencement of work in the Leased Premises so that Lessor may post notices of non-responsibility in or upon the Leased Premises as provided by law;

            (d) No coring or penetrations shall be made to the floor or ceiling of the Leased Premises.

            (e) No alterations shall be commenced without Lessee having previously obtained all appropriate permits and approvals required by and of governmental agencies;

            (f) All alterations shall be performed in a skillful and workmanlike manner, consistent with the Building Standards set forth as Exhibit H, and pursued with diligence in accordance with the Plans previously approved by Lessor and in full accord with all applicable laws and ordinances. All material, equipment, and articles incorporated in the alterations are to be new and of recent manufacture and of the most suitable grade for the purpose intended. Lessee's contractor shall maintain all of the insurance reasonably required by Lessor, including, without limitation, commercial general liability, workers' compensation, builder's risk and course of construction insurance. The limits of such insurance shall be the same as those specified in Article 18;

            (g) Lessee must obtain the prior written approval from Lessor for Lessee's contractor before the commencement of the work which approval shall not be unreasonably withheld or delayed. Lessor may require that Lessee use subcontractors designated by Lessor as to specified portions of the work. Lessee's contractor shall maintain all of the insurance reasonably required by Lessor, including, without limitation, commercial general liability, workers' compensation, builder's risk and course of construction insurance. The limits of such insurance shall be the same as those specified in
Article 18;

            (h) As a condition of approval of alterations exceeding Twenty-Five Thousand Dollars ($25,000) in cost, Lessor may require performance and labor and materialmen's payment bonds issued by a surety approved by Lessor, in a sum equal to the cost of the alterations guarantying the completion of the alterations free and clear of all liens and other charges in accordance with the Plans. Such bonds shall name Lessor as beneficiary;

            (i) The alterations must be performed in a manner such that they will not interfere with the quiet enjoyment of the other lessees in the Complex;

            (j) Lessor shall have the right to condition any approval of the alterations upon (i) submission by Lessee of a Report with respect to Hazardous Materials, and/or (ii) the performance by Lessee at Lessee's cost and expense of such investigation, clean-up and remediation with respect to Hazardous Materials as Lessor may request, in Lessor's sole and absolute discretion; provided, however, that Lessor shall have the right, but not the obligation, to undertake all or any portion of such investigation, clean-up or remediation at Lessee's cost and expense in accordance with the provisions of Section 12.3(e) above. Lessee acknowledges and agrees that Lessor shall have the right, in its sole and absolute discretion, to disapprove the making of any such alterations based upon the results of any investigation with respect to Hazardous Materials.

        15.3 LIENS. Lessee shall keep the Leased Premises and the Complex in which the Leased Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Lessee. In the event a mechanic's or other lien is filed against the Leased Premises or the Complex of which the Leased Premises form a part as a result of a claim arising through Lessee, Lessor may demand that Lessee furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to at least one hundred fifty percent (150%) of the amount of the contested lien claim or demand, indemnifying Lessor against liability for the same and holding the Leased Premises free from the effect of such lien or claim. Such bond must be posted within ten (10) days following notice from Lessor. In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in any action to foreclose such lien if Lessor shall decide it is to its best interest to do so. Lessor may pay the claim prior to the enforcement thereof, in which event Lessee shall reimburse Lessor in full, including attorneys' fees, for any such expense, as additional rent, with the next due rental.

        15.4 RESTORATION. Lessee shall, at Lessee's sole cost and expense, return the Leased Premises to Lessor at the expiration or earlier termination of this Lease in good and sanitary order, condition and repair, free of rubble and debris, broom clean, reasonable wear and tear excepted. In addition, Lessee shall ascertain from Lessor at the time of approval of any alterations, installations and improvements, whether Lessor considers any such alterations, installations and improvements to be specialized and non-reusable areas, such as class rooms, manufacturing areas and storage racks, and whether Lessor desires such specialized and non-reusable areas of the Leased Premises, restored to its condition prior to the making of such permitted alterations, installations and improvements. In such event, Lessor shall, at least three (3) months prior to Lease expiration, provide Lessee with an estimate of the costs to so restore the Leased Premises ("Restoration Costs") and Lessee shall pay to Lessor, as additional Rent, the entire amount of the Restoration Costs no later than ten
(10) days prior to Lease expiration; provided, however, Lessee shall be entitled to elect to perform the restoration work itself by notifying Lessor within thirty (30) days after receiving Lessor's estimate of the Restoration Costs. The foregoing restoration of the Leased Premises shall be performed after the Lease expiration unless Lessee elects to perform such work, in which case it shall be performed prior to the Lease expiration. All damage to the Leased Premises caused by the removal of such trade fixtures and other personal property that Lessee is permitted to remove under the terms of this Lease and/or such restoration shall be repaired by Lessee at its sole cost and expense prior to termination. Lessee's obligations under this Section 15.4 shall apply to the parking garage, roof and other areas of the Complex impacted by Lessee's use and/or occupancy of the Complex or any part thereof.

                             16. PROPERTY INSURANCE

        16.1 LESSOR'S INSURANCE. Lessor shall, to the extent available, procure and maintain at all times during the Term, an "all risk" or "special form" policy or policies of insurance covering loss or damage to the Building and the Complex in an amount sufficient to exceed minimum coinsurance requirements of such policy (exclusive of Lessee's trade fixtures, inventory, personal property, Tenant Improvements and equipment), providing protection against all perils included within the classification of fire and extended coverage, vandalism coverage and malicious mischief, sprinkler leakage, water damage, and special extended coverage on Building. Additionally, Lessor may (but shall not be required to) carry: (i) bodily injury and property damage liability insurance and/or excess liability coverage insurance; (ii) earthquake and/or flood damage insurance; or (iii) rental income insurance at its election or if required by its lender from time to time during the Term; or (iv) any other insurance as Lessor or its lender reasonably deem appropriate, in such amounts and with such limits as Lessor or its lender may deem appropriate. The costs of all such insurance shall be included in Operating Costs.

        16.2 USE OF PREMISES. No use shall be made or permitted to be made on the Leased Premises, nor acts done, which will increase the existing rate of insurance upon the Building in which the Leased Premises are located or upon any other Building in the Complex or cause the cancellation of any insurance policy covering the Building, or any part thereof, nor shall Lessee sell, or permit to be kept, used or sold, in or about the Leased Premises, any article which may be prohibited by the standard form of "All Risk" fire insurance policies. Lessee shall, at its sole cost and expense, comply with any and all requirements pertaining to the Leased Premises, of any insurance organization or company, necessary for the maintenance of reasonable property damage and commercial general liability insurance, covering the Leased Premises, the Building, or the Complex.

        16.3 INCREASE IN PREMIUMS. Lessee agrees to pay to Lessor, as additional Rent, any increase in premiums on policies which may be carried by Lessor on the Leased Premises, the Building or the Complex, or any blanket policies which include the Building or Complex, covering damage thereto and loss of Rent caused by fire and other perils above the rates for the least hazardous type of occupancy for office use to the extent such increase is attributable to Lessee's use of the Leased Premises. Lessee further agrees to pay Lessor, as additional Rent, any increases in such premiums resulting from the nature of Lessee's occupancy or any act or omission of Lessee. All payments of additional rent by Lessee to Lessor pursuant to this Section 16.2 shall be made within ten (10) days after receipt by Lessee of Lessor's billing therefor.

        16.4 PERSONAL PROPERTY INSURANCE. Lessee shall maintain in full force and effect on all of its fixtures, furniture, equipment and other business personal property in the Leased Premises a policy or policies providing protection against any peril included within the classification "All Risk" to the extent of at least ninety percent (90%) of their replacement cost, or that percentage of the replacement cost required to negate the effect of a coinsurance provision, whichever is greater. No such policy shall have a deductible in a greater amount than ONE THOUSAND DOLLARS ($1,000.00). Lessee shall also insure in the same manner the physical value of all its Tenant Improvements and alterations in the Leased Premises including the Lessee's Work. During the Term, the proceeds from any such policy or policies of insurance shall be used for the repair or replacement of the fixtures, equipment, and Tenant Improvements so insured. Lessor shall have no interest in said insurance, and will sign all documents necessary or proper in connection with the settlement of any claim or loss by Lessee. Lessee shall also maintain insurance for all plate glass upon the Leased Premises. All insurance specified in this
Section 16.4 to be maintained by Lessee shall be maintained by Lessee at its sole cost.

              17. INDEMNIFICATION, WAIVER OF CLAIMS AND SUBROGATION

        17.1 WAIVER OF SUBROGATION. Lessor and Lessee release each other, and their respective authorized representatives, from any claims for damage to the Leased Premises and the Building and other improvements in which the Leased Premises are located, and to the furniture, fixtures, and other business personal property, Lessee's improvements and alterations of either Lessor or Lessee, in or on the Leased Premises and the Building and other improvements in which the Leased Premises are located, including loss of income, that are caused by or result from risks insured or required under the terms of this Lease to be insured against under any property insurance policies carried or to be carried by either of the parties.

        17.2 FORM OF POLICY. Each party shall cause each such insurance policy obtained by it to provide that the insurance company waives all rights of recovery by way of subrogation against either party in connection with any damage covered by such policy. Neither party shall be liable to the other for any damage caused by any peril included within the classification "All Risk" which is insured against under any property insurance policy carried under the terms of this Lease.

        17.3 INDEMNITY. Lessee, as a material part of the consideration to be rendered to Lessor, shall indemnify, defend, protect and hold harmless Lessor against all actions, claims, demands, damages, liabilities, losses, penalties, or expenses of any kind which may be brought or imposed upon Lessor or which Lessor may pay or incur by reason of injury to person or property or business, from whatever cause, all or in any way connected with the acts and omissions of Lessee, and the condition or use of the Leased Premises, or the improvements or personal property therein or thereon, including without limitation any liability or injury to the person or property or business of Lessee, its agents, officers, employees or invitees. Lessee agrees to indemnify, defend and protect Lessor and hold it harmless from any and all liability, loss, cost or obligation on account of, or arising out of, any such injury or loss however occurring, including breach of the provisions of this Lease and the negligence of the parties hereto. Nothing contained herein shall obligate Lessee to indemnify Lessor against its own sole or gross negligence or willful acts, for which Lessor shall indemnify Lessee.

        17.4 DEFENSE OF CLAIMS. In the event any action, suit or proceeding is brought against Lessor by reason of any such occurrence, Lessee, upon Lessor's request, will at Lessee's expense resist and defend such action, suit or proceeding, or cause the same to be resisted and defended by counsel designated either by Lessee or by the insurer whose policy covers the occurrence and in either case approved by Lessor. The obligations of Lessee under this Section arising by reason of any occurrence taking place during the Term shall survive any termination of this Lease.

        17.5 WAIVER OF CLAIMS. Lessee, as a material part of the consideration to be rendered to Lessor, hereby waives all claims against Lessor for damages or injury from any cause arising at any time, including breach of the provisions of this Lease and the negligence of the parties hereto, with respect to the following:

            (a) damages to goods, wares, merchandise and loss of business in, upon or about the Leased Premises; and

            (b) (notwithstanding anything to the contrary contained in this Lease, including, without limitation, the definition of Operating Costs in
Section 2.1, which includes "policing") damages to goods, wares, merchandise and loss of business, in, upon or about the Leased Premises or the Complex, and injury to Lessee, its agents, employees, invitees or third persons in, upon or about the Leased Premises or the Complex, where such damage or injury results from Lessor's failure to police or provide security for the Complex or Lessor's negligence in connection therewith.

        Lessee expressly acknowledges and agrees that the provisions of Section 12.5(b) above apply fully with respect to the matters waived pursuant to this
Section 17.5, and, for such purpose, the term Released Matters, as used in
Section 12.5(b), shall be deemed to include the matters waived pursuant to this
Section 17.5.

        17.6 REFERENCES. Wherever in this Article the term Lessor or Lessee is used and such party is to receive the benefit of a provision contained in this Article, such term shall refer not only to that party but also to its officers, directors, shareholders, employees, contractors, partners, agents and mortgagees or other lien holders.

                             18. LIABILITY INSURANCE

        18.1 LESSEE'S INSURANCE. Lessee shall, at Lessee's expense, obtain and keep in force during the Term, a commercial general liability insurance policy insuring Lessee against the risks of, bodily injury and property damage, personal injury, contractual liability, completed operations, products liability, arising out of the ownership, use, occupancy or maintenance of the Leased Premises and all areas appurtenant thereto. Such insurance shall be a combined single limit policy in an amount not less than ONE MILLION DOLLARS ($1,000,000.00) per occurrence with a TWO MILLION DOLLAR ($2,000,000.00) annual aggregate; and an umbrella policy of THREE MILLION DOLLARS ($3,000,000.00) any one occurrence. Lessor and any lender or other party in interest designated by Lessor shall be named as additional insured(s). The policy shall contain cross liability endorsements and shall insure performance by Lessee of the indemnity provisions of this Lease; shall be primary, not contributing with, and not in excess of coverage which Lessor may carry; shall state that Lessor is entitled to recovery for the negligence of Lessee even though Lessor is named as an additional insured; shall provide for severability of interest; shall provide that an act or omission of one of the insured or additional insureds which would void or otherwise reduce coverage shall not void or reduce coverages as to the other insured or additional insured; and shall afford coverage after the Term (by separate policy or extension if necessary) for all claims based on acts, omissions, injury or damage which occurred or arose (or the onset of which occurred or arose) in whole or in part during the Term. The limits of said insurance shall not limit any liability of Lessee hereunder. Not more frequently than every three (3) years, if, in the reasonable opinion of Lessor, the amount of liability insurance required hereunder is not adequate, Lessee shall promptly increase said insurance coverage as required by Lessor.

        18.2 WORKERS' COMPENSATION INSURANCE. Lessee shall carry Workers' Compensation insurance as required by law, including an employers' liability endorsement.

        18.3 RENT LOSS/BUSINESS INTERRUPTION INSURANCE. Lessee shall carry Rental Loss/Business Interruption insurance covering rental loss or business interruptions resulting from those risks referred to in Section 18.1 in an amount equal to all Rent payable under this Lease for a period of twelve (12) months at the then current rate of charges.

                        19. INSURANCE POLICY REQUIREMENTS

        19.1 GENERAL REQUIREMENTS. All insurance policies required to be carried by Lessee (except Lessee's business personal property insurance) hereunder shall conform to the following requirements:

            (a) The insurer in each case shall carry a designation in "Best's Insurance Reports" as issued from time to time throughout the Term as follows:
Policyholders' rating of A; financial rating of not less than VII;

            (b) The insurer shall be qualified to do business in the state in which the Leased Premises are located;

            (c) The policy shall be in a form and include such endorsements as are acceptable to Lessor;

            (d) Certificates of insurance shall be delivered to Lessor at commencement of the Term and certificates of renewal at least thirty (30) days prior to the expiration of each policy;

            (e) Each policy shall require that Lessor be notified in writing by the insurer at least thirty (30) days prior to any cancellation or expiration of such policy, or any reduction in the amounts of insurance carried.

                          20. LESSEE INSURANCE DEFAULT

        20.1 RIGHTS OF LESSOR. In the event that Lessee fails to obtain any insurance required of it under the terms of this Lease, Lessor may, at its option, but is not obligated to, obtain such insurance on behalf of Lessee and bill Lessee, as additional rent, for the cost thereof. Payment shall be due within ten (10) days of receipt of the billing therefor by Lessee.

                  21. FORFEITURE OF PROPERTY AND LESSOR'S LIEN

        21.1 REMOVAL OF PERSONAL PROPERTY. Lessee agrees that as at the date of termination of this Lease or repossession of the Leased Premises by Lessor, by way of default or otherwise, it shall remove all personal property to which it has the right to ownership pursuant to the terms of this Lease. Any and all such property of Lessee not removed by such date shall, at the option of Lessor, irrevocably become the sole property of Lessor. Lessee waives all rights to notice and all common law and statutory claims and causes of action which it may have against Lessor subsequent to such date as regards the storage, destruction, damage, loss of use and ownership of the personal property affected by the terms of this Article. Lessee acknowledges Lessor's need to relet the Leased Premises upon termination of this Lease or repossession of the Leased Premises and understands that the forfeitures and waivers provided herein are necessary to aid said reletting, and to prevent Lessor incurring a loss for inability to deliver the Leased Premises to a prospective lessee.

                           22. MAINTENANCE AND REPAIRS

        22.1 LESSOR'S OBLIGATIONS. Subject to the other provisions of this Lease imposing obligations in this respect upon Lessee, Lessor shall repair, replace and maintain the external and Structural parts of the Complex which do not comprise a part of the Leased Premises and are not leased to others, janitor and equipment closets and shafts within the Leased Premises designated by Lessor for use by it in connection with the operation and maintenance of the Complex, and all Common Areas. Lessor shall maintain and repair equipment, Lines, facilities or systems of the Building or Complex which are outside of the Leased Premises or which do not exclusively serve the Leased Premises. Lessor shall perform such repairs, replacements and maintenance with reasonable dispatch, in a good and workmanlike manner; but Lessor shall not be liable for any damages, direct, indirect or consequential, or for damages for personal discomfort, illness or inconvenience of Lessee by reason of failure of equipment, Lines, facilities or systems or reasonable delays in the performance of such repairs, replacements and maintenance, unless caused by the deliberate act or omission of Lessor, its servants, agents, or employees. The cost for such repairs, maintenance and replacement shall be included in Operating Costs in accordance with Section 2.1 hereof.

        22.2 NEGLIGENCE OF LESSEE. If the Building, the elevators, escalators, boilers, engines, pipes or apparatus used for the purpose of climate control of the Building or operating the elevators, or escalators, or if the water pipes, drainage pipes, electric lighting or other equipment, Lines, systems and/or facilities of the Building or the Complex, or the roof or the outside walls of the Building, or become damaged or destroyed through the negligence, carelessness or misuse of Lessee, its agents, employees or anyone permitted by it to be in the Complex, or through it in any way, the cost of the necessary repairs, replacements or alterations shall be borne by Lessee who shall pay the same to Lessor as additional charges forthwith on demand.

        22.3 LESSEE'S OBLIGATIONS. Lessee shall repair the Leased Premises, including without limiting the generality of the foregoing, all interior partitions and walls, fixtures, Leasehold Improvements and alterations in the Leased Premises and all electrical and telephone outlets and conduits, fixtures and shelving, and special mechanical and electrical equipment which equipment is not a normal part of the Leased Premises installed by or for Lessee, reasonable wear and tear, damage with respect to which Lessor has an obligation to repair as provided in Section 22.1 and Section 23.2 hereof only excepted. Prior to commencement of any repairs, Lessee shall give Lessor at least ten (10) days' prior written notice thereof so that Lessor may post notices of non-responsibility in or upon the Leased Premises as provided by law. Lessee must obtain the prior written approval from Lessor for Lessee's contractor before the commencement of the repair. Lessor may require that Lessee use a specific contractor for certain types of repairs. Lessor may enter and view the state of repair and Lessee will repair in a good and workmanlike manner according to notice in writing. Notwithstanding the foregoing, Lessee shall not make any repairs to the equipment, Lines, facilities or systems of the Building or Complex which are outside of the Leased Premises or which do not exclusively serve the Leased Premises.

        22.4 CLEANING. Lessee agrees at the end of each business day to leave the Leased Premises in a reasonably clean condition for the purpose of the performance of Lessor's cleaning services referred to herein. Lessee shall maintain the appearance of the Leased Premises in a manner consistent with the character, use and appearance of the Complex.

        22.5 WAIVER. Lessee waives all rights it may have under law to make repairs at Lessor's expense.

        22.6 ACCEPTANCE. Except as to the construction obligations of Lessor for the Lessor's Work, if any, stated in Exhibit D to this Lease, Lessee shall accept the Leased Premises in "as is" condition as of the date of execution of this Lease by Lessee, and Lessee acknowledges that the Leased Premises in such condition are in good and sanitary order, condition and repair. Lessee acknowledges that there shall be no floor/ceiling coring or penetrations due to the post tension floor slab structural system of the Building.

                                23. DESTRUCTION

        23.1 RIGHTS OF TERMINATION. In the event the Leased Premises suffers (a) an "uninsured property loss" (as hereinafter defined) or (b) a property loss which cannot be repaired within one hundred twenty (120) days from the date of destruction under the laws and regulations of state, federal, county or municipal authorities, or other authorities with jurisdiction, Lessor may terminate this Lease as at the date of the damage upon written notice to Lessee following the property loss. For purposes of this Lease, the term "uninsured property loss" shall mean any loss arising from a peril not covered by the standard form of "All Risk" property insurance policy. In event of a property loss under the provisions of this Article 23, within thirty (30) days thereafter, Lessee shall prepare its best good faith estimate of the time required to effect the repairs necessary to render the Premises useable for the purposes for which they have been leased (the "Reconstruction Estimate").

        23.2 REPAIRS. In the event of a property loss which according to the Reconstruction Estimate cannot be repaired within one hundred twenty (120) days from the date of the damage, or, in the alternative, in the event Lessor does not elect to terminate this Lease under the terms of Section 23.1 above, then this Lease shall continue in full force and effect and Lessor shall forthwith undertake to make such repairs to reconstitute the Leased Premises to as near the condition as existed prior to the property loss as practicable but not including any construction originally performed by Lessee (including Lessee's
Work) or subsequently undertaken by Lessee, but shall include solely property constructed by Lessor (including Lessor's Work) prior to the commencement of the Term. Such partial destruction shall in no way annul or void this Lease except that Lessee shall be entitled to a proportionate reduction of Minimum Rent following the property loss and until the time the Leased Premises are restored. Such reduction shall be pro rata based upon the number of Usable square feet of the Leased Premises damaged and not occupied. Lessor's obligations to restore shall in no way include any construction originally performed by Lessee or subsequently undertaken by Lessee, but shall include solely that property constructed by Lessor prior to commencement of the Term. Notwithstanding anything to the contrary herein, in the event Lessor elects to restore the Leased Premises but according to the Reconstruction Estimate such restoration cannot be completed within one hundred eighty (180) days from the date of destruction, Lessee may terminate this Lease by written notice to Lessor within ten (10) days following delivery of the Reconstruction Estimate.

        23.3 REPAIR COSTS. The cost of any repairs to be made by Lessor, pursuant to Section 23.2 of this Lease, shall be paid by Lessor utilizing available insurance proceeds.

        23.4 WAIVER. Lessee hereby waives all statutory or common law rights of termination in respect to any partial destruction or property loss which Lessor is obligated to repair or may elect to repair under the terms of this Article.

        23.5 END OF TERM. In event of a property loss exceeding One Hundred Thousand Dollars ($100,000) in restoration costs occurring during the last year of the original Term hereof or of any extension, the following shall apply: (i) Lessor need not undertake any repairs and may cancel this Lease unless Lessee has the right under the terms of this Lease to extend the Term for an additional period of at least five (5) years and does so within thirty (30) days of the date of the property loss; and (ii) in the event Lessee does not elect to extend the term of the Lease for at least five (5) years pursuant to Subsection 23.5(i), and the Leased Premises, in accordance with the Reconstruction Estimate, cannot be restored within ninety (90) days of damage, Lessee may terminate this Lease by written notice to Lessor within ten (10) days following delivery of the Reconstruction Estimate.

        23.6 LESSOR'S ELECTION. In the event that the Complex or Building in which the Leased Premises are situated be destroyed to the extent of not less than thirty-three and one-third percent (33-1/3%) of the replacement cost thereof, Lessor may elect to terminate this Lease, whether the Leased Premises be injured or not, in the same manner as in Section 23.1 above. At all events, a total destruction of the Complex of which the Leased Premises form a part, or the Leased Premises itself, shall terminate this Lease.

                                24. CONDEMNATION

        24.1 DEFINITIONS.

            (a) "CONDEMNATION" means (i) the exercise of any governmental power, whether by legal proceedings or otherwise, by a condemnor and/or (ii) a voluntary sale or transfer by Lessor to any condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.

            (b) "DATE OF TAKING" means the date the condemnor has the right to possession of the property being condemned.

            (c) "AWARD" means all compensation, sums or anything of value awarded, paid or received on a total or partial condemnation.

            (d) "CONDEMNOR" means any public or quasi-public authority, or private corporation or individual, having the power of condemnation.

        24.2 TOTAL TAKING. If the Leased Premises are totally taken by condemnation, this Lease shall terminate on the date of taking.

        24.3 PARTIAL TAKING; COMMON AREAS.

            (a) If any portion of the Leased Premises is taken by condemnation, this Lease shall remain in effect, except that Lessee can elect to terminate this Lease if thirty-three and one-third percent (33-1/3%) or more of the total number of square feet in the Leased Premises is taken.

            (b) If any part of the Common Areas of the Complex is taken by condemnation and as a consequence thereof, the Complex is not in compliance with applicable governmental codes and requirements, then Lessor shall have the election to terminate this Lease pursuant to this Section.

            (c) If fifty percent (50%) or more of the Building in which the Leased Premises are located is taken, Lessor shall have the election to terminate this Lease in the manner prescribed herein.

        24.4 TERMINATION OR ABATEMENT. If either party elects to terminate this Lease under the provisions of Section 24.3 (such party is hereinafter referred to as the "TERMINATING PARTY"), it must terminate by giving notice to the other party (the "NONTERMINATING PARTY") within thirty (30) days after the nature and extent of the taking have been finally determined (the "DECISION PERIOD"). The Terminating Party shall notify the Nonterminating Party of the date of termination, which date shall not be earlier than sixty (60) days after the Terminating Party has notified the Nonterminating Party of its election to terminate nor later than the date of taking. If Notice of Termination is not given within the Decision Period, the Lease shall continue in full force and effect except that Minimum Rent shall be reduced by subtracting therefrom an amount calculated by multiplying the Minimum Rent in effect prior to the taking by a fraction the numerator of which is the number of square feet taken from the Leased Premises and the denominator of which is the number of square feet in the Leased Premises prior to the taking.

        24.5 RESTORATION. If there is a partial taking of the Leased Premises and this Lease remains in full force and effect pursuant to this Article, Lessor, at its cost, shall accomplish all necessary restoration so that the Leased Premises is returned as near as practical to its condition immediately prior to the date of the taking, but in no event shall Lessor be obligated to expend more for such restoration than the extent of funds actually paid to Lessor by the condemnor.

        24.6 AWARD. Any award arising from the condemnation or the settlement thereof shall belong to and be paid to Lessor except that Lessee shall receive from the award compensation for the following if specified in the award by the condemning authority, so long as it does not reduce Lessor's award in respect of the real property: Lessee's trade fixtures, tangible personal property, loss of business and relocation expenses. At all events, Lessor shall be solely entitled to all award in respect of the real property, including the bonus value of the leasehold. Lessee shall not be entitled to any award until Lessor has received the above sum in full.

                         25. ASSIGNMENT AND SUBLETTING

        25.1 LEASE IS PERSONAL. The purpose of this Lease is to transfer possession of the Leased Premises to Lessee for Lessee's personal use in return for certain benefits, including rent, to be transferred to the Lessor. Lessee's right to assign or sublet as stated in this Article is subsidiary and incidental to the underlying purpose of this Lease. Lessee acknowledges and agrees that it has entered into this Lease in order to acquire the Leased Premises for its own personal use and not for the purpose of obtaining the right to convey the leasehold to others.

        25.2 "TRANSFER OF THE LEASED PREMISES" DEFINED. The terms "TRANSFER OF THE LEASED PREMISES" OR "TRANSFER" as used herein shall include any assignment of all or any part of this Lease (including assignment by operation of law), subletting of all or any part of the Leased Premises or transfer of possession, or granting of the right of possession or contingent right of possession of all or any portion of the Leased Premises including, without limitation, license, concession, mortgage, devise, hypothecation, agency, franchise or management agreement, or suffering any other person (the agents and servants of Lessee excepted) to occupy or use the Leased Premises or any portion thereof. If Lessee is a corporation which is not deemed a public corporation, or is an unincorporated association or partnership, or Lessee consists of more than one party, the transfer, assignment or hypothecation of any stock or interest in such corporation, association, partnership or ownership interest, in the aggregate in excess of twenty-five percent (25%), shall be deemed a Transfer of the Leased Premises.

        25.3 NO TRANSFER WITHOUT CONSENT. Lessee shall not suffer a Transfer of the Leased Premises or any interest therein, or any part thereof, or any right or privilege appurtenant thereto without the prior written consent of Lessor, and a consent to one Transfer of the Leased Premises shall not be deemed to be a consent to any subsequent Transfer of the Leased Premises. Any Transfer of the Leased Premises without such consent shall (i) be voidable, and (ii) terminate this Lease, in either case, at the option of Lessor.

        25.4 WHEN CONSENT GRANTED.

            (a) The consent of Lessor to a Transfer may not be unreasonably withheld, provided that it is agreed to be reasonable for Lessor to consider any of the following reasons, which list is not exclusive, in electing to consent or to deny consent:

                (i) Financial strength of the proposed transferee is not at least equal to that of Lessee at the time of execution of this Lease;

                (ii) A proposed transferee whose occupation of the Leased Premises would cause a diminution in the reputation of the Complex or the other businesses located therein;

                (iii) A proposed transferee whose impact on the common facilities or the other occupants of the Complex would be disadvantageous to the operation and management of the Complex including increasing the cost of operation and management;

                (iv) A proposed transferee whose use presents a risk of violation of Article 12;

                (v) A proposed transferee whose occupancy will require a variation in the terms of this Lease (for example, a variation in the use clause) or which otherwise adversely affects any interest of Lessor;

                (vi) That there be no uncured notices of default under the terms of this Lease; or

                (vii) A proposed transferee who is or is likely to be, or whose business is or is likely to be, subject to compliance with additional laws or other governmental requirements beyond those to which Lessee or Lessee's business is subject.

            (b) Notwithstanding the foregoing, Lessee shall have the right, without the consent of Lessor, but upon prior written notice to Lessor, to assign this Lease to a company incorporated or to be incorporated by Lessee, provided that Lessee owns or beneficially controls all the issued and outstanding shares of capital stock of the company; further provided, however, that in the event that at any time following such assignment, Lessee wishes to sell, mortgage, devise, hypothecate or in any other manner whatsoever transfer any portion of the ownership or beneficial control of the issued and outstanding shares in the capital stock of such company, such transaction shall be deemed to constitute a Transfer and shall be subject to all of the provisions of this
Article 25 with respect to a Transfer of the Premises including, by specific reference, the provisions of Section 25.8. Further, Lessee shall have the right to assign this Lease without Lessor's consent to a company which controls a majority of the outstanding stock of Lessee or which is an affiliate of Lessee (i.e. owned in common by another company), provided Lessee remains liable under this Lease.

        25.5 PROCEDURE FOR OBTAINING CONSENT.

            (a) Lessor need not commence its review of any proposed Transfer, or respond to any request by Lessee with respect to such, unless and until it has received from Lessee adequate descriptive information concerning the transferee, the business to be conducted by the transferee, the transferee's financial capacity, and such other information as may reasonably be required in order to form a prudent judgment as to the acceptability of the proposed Transfer, including, without limitation, the following:

                (i) Reasonable financial information concerning the proposed transferee including the past two years' audited annual Balance Sheets and Profit and Loss statements, certified correct by a Certified Public Accountant;

                (ii) Banking references of the proposed transferee;

                (iii) A resume of the business background and experience of the proposed transferee;

                (iv) At least five (5) business references for the proposed transferee;

                (v) An executed copy of the instrument by which Lessee proposes to effectuate the Transfer;

                (vi) A certified statement, including the calculation, of the amount of unamortized cost of Lessee's Tenant Improvements to the Leased Premises.

            (b) Lessee shall reimburse Lessor as additional rent for Lessor's reasonable costs and attorneys' fees (not to exceed $2,500) incurred in conjunction with the processing and documentation of any proposed Transfer of the Leased Premises, whether or not consent is granted.

        25.6 RECAPTURE.

            (a) During the Renewal Term (but not during the Initial Term), by written notice to Lessee (the "TERMINATION NOTICE") within twenty (20) business days following submission to Lessor by Lessee of the information specified in
Section 25.5, Lessor (i) may terminate this Lease in the event of an assignment of this Lease or sublet of the entire Leased Premises, or (ii), if such proposed subletting will result in more than 50% of the entire Leased Premises being sublet (in the aggregate with any previous subleases), terminate this Lease as to all or any portion of the Leased. Any termination pursuant to clause (ii) above shall be subject to the rights of any sublessees under any existing subleases provided Lessor has previously consented to the sublease in accordance with the terms of this Lease. In the event Lessor elects to terminate this Lease as to that portion of the Leased Premises to be sublet, an amendment to this Lease shall be executed whereby the description of the Leased Premises is restated and Lessee's obligations for rent and other charges are reduced in proportion to the reduction in Rentable Area of the Leased Premises caused thereby.

            (b) In the event that Lessor terminates this Lease or terminates this Lease as to a portion thereof, Lessor may, if it elects, enter into a new lease covering the Premises or a portion thereof with the intended assignee or sublessee on such terms as Lessor and such person may agree or enter into a new lease covering the Premises with any other person; in such event, Lessee shall not be entitled to any portion of the profit if any which Lessor may realize on account of such termination and reletting. From and after the date of such termination of this Lease, the parties shall have no further obligations to each other under this Lease except for matters occurring or obligations arising prior to the date of such termination.

        25.7 REASONABLE RESTRICTION. The restrictions on Transfer described in this Article 25 are acknowledged by Lessee to be reasonable for all purposes, including, without limitation, the provisions of California Civil Code (the "Code") Section 1951.4(b)(2). Lessee expressly waives any rights which it might otherwise be deemed to possess pursuant to applicable law, including, without limitation, Section 1997.040 of the Code, to limit any remedy of Lessor pursuant to Section 1951.2 or 1951.4 of the Code by means of proof that enforcement of a restriction on use of the Leased Premises would be unreasonable.

        25.8 EFFECT OF TRANSFER. If Lessor consents to a Transfer, (or if a Transfer occurs without Lessor's consent in accordance with Section 25.4(b)), the following conditions shall apply:

            (a) Each and every covenant, condition or obligation imposed upon Lessee by this Lease and each and every right, remedy or benefit afforded Lessor by this Lease shall not be impaired or diminished as a result of such Transfer.

            (b) Lessee shall pay to Lessor on a monthly basis, fifty percent (50%) of the excess of any sums of money, or other economic consideration received by Lessee from the Transferee in such month (whether or not for a period longer than one month), including higher rent, bonuses, key money, or the like over the aggregate, of (i) the amortized portion of the reasonable expenses actually paid by Lessee to unrelated third parties for brokerage commissions, tenant improvements to the Leased Premises, or design fees incurred as a direct consequence of the Transfer, and, (ii) the total sums which Lessee pays Lessor under this Lease in such month, or the prorated portion thereof if the Leased Premises transferred is less than the entire Leased Premises. The amount so derived shall be paid with Lessee's payment of Minimum Rent. The term "amortized portion" is that portion of the applicable expenses derived by dividing such expenses by the number of months in the original term of the Transfer transaction.

            (c) No Transfer, whether or not consent of Lessor is required hereunder, shall relieve Lessee of its primary obligation to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any person shall not be deemed to be a waiver by Lessor of any provision of this Lease or to be a consent to any Transfer of the Leased Premises.

            (d) If Lessor consents to a sublease, such sublease shall not extend beyond the expiration of the Term.

            (e) No Transfer shall be valid and no transferee shall take possession of the Leased Premises or any part thereof unless, within ten (10) days after the execution of the documentary evidence thereof, Lessee shall deliver to Lessor a duly executed duplicate original of the Transfer instrument in form satisfactory to Lessor which provides that (i) the transferee assumes Lessee's obligations for the payment of rent and for the full and faithful observance and performance of the covenants, terms and conditions contained herein, (ii) such transferee will, at Lessor's election, attorn directly to Lessor in the event Lessee's Lease is terminated for any reason on the terms set forth in the instrument of transfer and (iii) such instrument of transfer contains such other assurances as Lessor reasonably deems necessary.

                                 26. ABANDONMENT

        26.1 LESSEE TO OCCUPY. Lessee shall not abandon the Leased Premises at any time during the term, and if Lessee shall abandon, vacate or surrender the Leased Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and remaining on the Leased Premises thereafter shall, at the option of Lessor, be deemed abandoned.

                               27. ENTRY BY LESSOR

        27.1 RIGHTS OF LESSOR. Lessee shall permit Lessor and Lessor's agents to enter the Leased Premises at all reasonable times following at least 24 hours prior written notice except in the case of an emergency for the purpose of inspecting the same or for the purpose of maintaining the Building and the Lines, systems and facilities therein, or for the purpose of making repairs, replacements, alterations or additions to any portion of the Building and the Lines, systems and facilities therein, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, or for the purpose of posting notices of non-responsibility for alterations, additions or repairs, or for the purpose of placing upon the Building any usual or ordinary "for sale" signs, without any rebate of Rent and without any liability to Lessee for any loss of occupation or quiet enjoyment of the Leased Premises thereby occasioned, and shall permit Lessor, at any time within ninety (90) days prior to the expiration of this Lease, to place upon the Leased Premises any usual or ordinary "to let" or "to lease" signs. This Section in no way affects the maintenance obligations of the parties hereto. Except in an emergency, Lessor shall comply with all of Lessee's security procedures, including the right to have a representative accompany Lessor. Lessor shall exercise its rights hereunder in a manner which minimizes interference with Lessee's use of the Leased Premises.

                                    28. SIGNS

        28.1 Lessee shall not place on the Leased Premises or on the Complex, any exterior signs or advertisements nor any interior signs or advertisements that are visible from the exterior of the Leased Premises including the Atrium, without Lessor's prior written consent, which Lessor reserves the right to withhold for any aesthetic reason in its sole judgment. Lessee's name shall be included on the Building directory in the main lobby of the Building and in applicable Common Areas, in accordance with Lessor's standard sign policies if applicable. The cost of installation and regular maintenance of any such signs approved by Lessor shall be at the sole expense of Lessee. At the termination of this Lease, or any extension thereof, Lessee shall remove all its signs, and all damage caused by such removal shall be repaired at Lessee's expense.

                                   29. DEFAULT

        29.1 DEFINITION. The occurrence of any of the following shall constitute a material default and breach of this Lease by Lessee:

            (a) Any failure by Lessee to pay the rent or to make any other payment required to be made by Lessee hereunder within three (3) days of written notice (and such three (3) day period to run concurrent with the statutory period);

            (b) The abandonment of the Leased Premises by Lessee in violation of
Section 26.1 hereof;

            (c) A failure by Lessee to observe and perform any other provision of this Lease to be observed or performed by Lessee, where such failure continues for thirty (30) days after written notice thereof by Lessor to Lessee; provided, however, that if the nature of the default is such that the same cannot reasonably be cured within the thirty (30) day period allowed, Lessee shall not be deemed to be in default if Lessee shall, within such thirty (30) day period, commence to cure and thereafter diligently prosecute the same to completion;

            (d) Either (1) the appointment of a receiver (except a receiver appointed at the instance or request of Lessor) to take possession of all or substantially all of the assets of Lessee, or (2) a general assignment by Lessee for the benefit of creditors, or (3) any action taken or suffered by Lessee under any insolvency or bankruptcy act shall constitute a breach of this Lease by Lessee. In such event, Lessor may, at its option, declare this Lease terminated and forfeited by Lessee, and Lessor shall be entitled to immediate possession of the Leased Premises. Upon such notice of termination, this Lease shall terminate immediately and automatically by its own limitation;

            (e) Any two (2) defaults by Lessee, whether cured or uncured, during any twelve (12) month period of the Term, as such may be extended, shall constitute, at the option of Lessor, a separate and noncurable default.

                            30. REMEDIES UPON DEFAULT

        30.1 TERMINATION AND DAMAGES. In the event of any default by Lessee, then in addition to any other remedies available to Lessor herein or at law or in equity, Lessor shall have the immediate option to terminate this Lease and all rights of Lessee hereunder by giving written notice of such intention to terminate. In the event that Lessor shall elect to so terminate this Lease, then Lessor may recover from Lessee:

            (a) The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

            (b) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Lessee proves could have been reasonably avoided; plus

            (c) The worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided; plus

            (d) Any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this Lease or which in the ordinary course of events would be likely to result therefrom; and

            (e) At Lessor's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by the applicable law in the state in which the Leased Premises are located.

        30.2 DEFINITION. As used in subsections 30.1(a) and (b) above, the "worth at the time of award" is computed by allowing interest at the rate of ten percent (10%) per annum. As used in subsection 30.1(c) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank for the region in which the Complex is located at the time of award plus one percent (1%).

        30.3 PERSONAL PROPERTY.

            (a) In the event of any default by Lessee, Lessor shall also have the right, with or without terminating this Lease, to reenter the Leased Premises and remove all persons and property from the Leased Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Lessee.

            (b) In the event of default, all of Lessee's fixtures, furniture, equipment, improvements, additions, alterations and other personal property shall remain upon the Leased Premises and in that event, and continuing during the length of such default, Lessor shall have the sole right to take exclusive possession of such property and to use it, rent or charge free, until all defaults are cured or, at Lessor's option, at any time during the Term, to require Lessee to forthwith remove such property. The rights stated herein are in addition to Lessor's rights described in Section 21.1.

        30.4 RECOVERY OF RENT; RELETTING.

            (a) In the event of the vacation or abandonment of the Leased Premises by Lessee or in the event that Lessor shall elect to reenter as provided in Section 30.3 above, or shall take possession of the Leased Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Lessor does not elect to terminate this Lease as provided in Section 30.1 above, this Lease shall continue in effect for so long as Lessor does not terminate Lessee's right to possession, and Lessor may enforce all its rights and remedies under this Lease, including, without limitation, Lessor's right from, time to time, without terminating this Lease, to either recover all rental as it becomes due or relet the Leased Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Lessor, in its sole discretion, may deem advisable, with the right to make alterations and repairs to the Leased Premises. Acts of maintenance or preservation or efforts to relet the Leased Premises or the appointment of a receiver upon initiation of Lessor or other legal proceeding granting Lessor or its agent possession to protect Lessor's interest under this Lease shall not constitute a termination of Lessee's right to possession.

            (b) In the event that Lessor shall elect to so relet, then rentals received by Lessor from such reletting shall be applied: first, to the payment of any indebtedness other than rent due hereunder from Lessee to Lessor; second, to the payment of any cost of such reletting; third, to the payment of the cost of any alterations and repairs to the Leased

Premises; fourth, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Lessor and applied in payment of future rent as the same may become due and payable hereunder. Should that portion of such rentals received from such reletting during any month, which is applied by the payment of rent hereunder, be less than the rent payable during that month by Lessee hereunder, then Lessee shall pay such deficiency to Lessor immediately upon demand therefor by Lessor. Such deficiency shall be calculated and paid monthly. Lessee shall also pay to Lessor, as soon as ascertained, any costs and expenses incurred by Lessor in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

            (c) No reentry or taking possession of the Leased Premises or any other action under this Section shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Lessor because of any default by Lessee, Lessor may at any time after such reletting elect to terminate this Lease for any such default.

            (d) Lessor has the remedy described in California Civil Code Section 1951.4 (Lessor may continue Lease in effect after Lessee's breach and abandonment and recover rent as it becomes due, if Lessee has right to sublet or assign, subject only to reasonable limitations).

        30.5 NO WAIVER. Efforts by Lessor to mitigate the damages caused by Lessee's default in this Lease shall not constitute a waiver of Lessor's right to recover damages hereunder, nor shall Lessor have any obligation to mitigate damages hereunder.

        30.6 CURING DEFAULTS. Should Lessee fail to repair, maintain, keep clean, and/or service the Leased Premises, or any part or contents thereof at any time or times, or perform any other obligations imposed by this Lease or otherwise, then after having given Lessee reasonable notice of the failure or failures and a reasonable opportunity which in no case shall exceed thirty (30) days, to remedy the failure, Lessor may enter upon the Leased Premises and perform or contract for the performance of the repair, maintenance, or other Lessee obligation, and Lessee shall pay Lessor for all direct and indirect costs incurred in connection therewith within ten (10) days of receiving a bill therefor from Lessor.

        30.7 NO RIGHT TO CURE. Notwithstanding anything to the contrary set forth in Section 33.1 above, Lessee shall be deemed to have committed a material default and breach of this Lease, without any right on Lessee's part to cure such default and breach, upon the failure by Lessee to observe and perform the provisions of any one or more of the following Sections (or indicated portions thereof) of this Lease: 15.1 (first sentence) and 25.3.

        30.8 CUMULATIVE REMEDIES. The various rights, options, election powers, and remedies of Lessor contained in this Article and elsewhere in this Lease shall be construed as cumulative and no one of them exclusive of any others or of any legal or equitable remedy which Lessor might otherwise have in the event of breach or default, and the exercise of one right or remedy by Lessor shall not in any way impair its right to any other right or remedy.

                                 31. BANKRUPTCY

        31.1 BANKRUPTCY EVENTS. If at any time during the Term there shall be filed by or against Lessee in any court pursuant to any statute either of the United States or of any state, commonwealth, district or territory thereof a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Lessee's property or estate, or if a receiver or trustee takes possession of any of the assets of Lessee, or if the leasehold interest herein passes to a receiver, or if Lessee makes an assignment for the benefit of creditors or petitions for or enters into an arrangement (any of which are referred to herein as a "Bankruptcy Event"), then the following provisions shall apply:

            (a) Upon the occurrence of a Bankruptcy Event, or if Lessee takes advantage of any insolvency laws of any state, district, commonwealth or territory of the United States, then in any such event Lessor at its option and sole discretion may terminate this Lease at any time by written notice to Lessee (subject, however, to applicable provisions of the applicable bankruptcy federal or state statutes or any insolvency laws during the pendency of any action thereunder involving Lessee as the subject debtor). If this Lease is terminated under this Article, (i) Lessee agrees to immediately surrender and vacate the Premises, waives all statutory or other notice to quit, and agrees that Lessor's obligations under this Lease shall cease from such termination date, and (ii) Lessor may recover possession by process of law or in any other lawful manner. Furthermore, if this Lease terminates under this Section (b), Lessor shall, subject to the Bankruptcy Code, have all rights and remedies against Lessee as provided in this Lease and at law for a default of Lessee in the payment of Minimum Rent, Percentage Rent, if any, and/or additional Rent. Lessee hereby acknowledges that it shall have abandoned all of its personal property remaining in the Premises after Lessee surrenders possession of the Premises, and Lessee hereby authorizes Lessor to dispose of such personal property in any manner Lessor deems appropriate without accounting to Lessee or its legal representative for the proceeds thereof. Notwithstanding the foregoing, Lessor retains the right to assert an administrative claim and a general unsecured claim that result from a breach of this Lease including, without limitation, the cost to remove Lessee's personal property from the Premises and to restore the Premises after Lessee surrenders possession thereof.

            (b) In all events any receiver or trustee in bankruptcy or Lessee as debtor in possession shall, by written notice, either expressly assume or reject this Lease within sixty (60) days following the entry of an "Order for Relief." Failure of the trustee to give notice of such assumption hereof within said period shall conclusively and irrevocably constitute a rejection of this Lease and waiver of any rights to assume or assign this Lease.

            (c) Lessee or the receiver or trustee shall not have the right to assume this Lease unless (1) Lessee or the receiver or trustee cures any default or provides adequate assurances that defaults will be promptly cured; (2) Lessee or the receiver or trustee compensates Lessor and any other party other then Lessor for all monetary damages and/or any actual pecuniary loss incurred as a result of such default or provides adequate assurances that compensation will be made for such monetary damages and/or actual pecuniary loss; (3) the Bankruptcy Court (or other court of competent jurisdiction) enters an order authorizing the assumption or assignment; (4) the assumption or assignment is not prohibited under applicable law, including, but not limited to, Section 365 of the Bankruptcy Code; and (5) Lessee or the receiver or trustee provides to Lessor "adequate assurance of future performance" (as defined herein below) of the Lease. For the purposes of this Section (c), "adequate assurance of future performance" of all obligations under this Lease shall include, but is not limited to:

               (i) providing financial records which reveal that Lessee's gross receipts in the ordinary course of its business during the thirty (30) days immediately preceding the initiation of the case under the Bankruptcy Code must be at least ten (10) times greater than the next installment of Minimum Rent and other charges due under this Lease;

               (ii) providing financial records which reveal that both the average and median of Lessee's monthly gross receipts in the ordinary course of business during the six (6) months immediately preceding initiation of the case under the Bankruptcy Code must be at least five (5) times greater than the next installment of Minimum Rent and other charges due under this Lease;

               (iii) covenanting in writing to Lessor (and obtaining approval from the Bankruptcy Court therefor) that Lessee shall pay in advance to Lessor all Minimum Rent and other sums payable by Lessee hereunder including, but not limited to, its share (as estimated by Lessor) of the cost of all services provided by Lessor (whether directly or through agents or contractors, and whether or not the cost of such services is to be passed through to Lessee) in advance of the performance or provision of such services;

               (iv) covenanting in writing to Lessor (and obtaining approval from the Bankruptcy Court therefor) that Lessee shall pay Minimum Rent and any other consideration due under the Lease shall first be paid before any other of Lessee's costs of operation of its business in the Premises are paid;

               (v) covenanting in writing to Lessor (and obtaining approval from the Bankruptcy Court therefor) that Lessee's business shall be conducted in a first class manner, and that no liquidating sales, auctions, or other non-first class business operations shall be conducted on the Premises, and that the use of the Premises as stated in this Lease will remain unchanged, and that the assumption or assignment of this Lease will not violate or adversely affect the rights of other lessees located in the Complex, and that if any of these breaches occur, Lessee or the receiver or trustee will indemnify Lessor against such loss (including costs of suit and attorneys' fees), occasioned by such breach; and

               (vi) in the event this Lease is for space within a shopping center, Lessee reasonably satisfying any additional requirements imposed under
Section 365(b)(3) of the Bankruptcy Code.

            (d) Where a default exists under the Lease, the party assuming the Lease may not require Lessor to provide services or supplies incidental to the Lease before its assumption, unless Lessor is compensated under the terms of the Lease for such services and supplies before the assumption of such Lease.

            (e) In the event Lessee is unable to: (i) cure its defaults, (ii) reimburse Lessor or any other party to this Lease for its monetary damages or actual pecuniary loss to such patty resulting from the defaults, (iii) pay the rents due under this Lease or any other payments required of Lessee under this Lease when due, or (iv) meet the criteria and obligations imposed by (i) through
(vi) in the previous Section (d), then Lessee hereby agrees in advance that it has not met its burden to provide adequate assurance of future performance and therefore cannot assume this Lease, and this Lease may be immediately terminated by Lessor in accordance with Section (b) above.

            (f) Lessee or the receiver or trustee may only assign this Lease in accordance with the terms of Article 25 and if adequate assurance of future performance by the assignee is provided, whether or not there has been a default under the Lease. Any consideration paid by any assignee in excess of the rental reserved in the Lease shall be the sole property of, and paid to, Lessor. Upon assignment by Lessee or the receiver or trustee, the obligations of Lessee under this Lease shall be deemed to have been assumed by the assignee, and the assignee shall execute an assumption agreement on request of Lessor.

            (g) Subsequent to the commencement of a Bankruptcy Event, Lessor shall be entitled to receive as rental for the Premises and the services provided by Lessor no less than the rental and charges reserved in the Lease.

            (h) It is further stipulated and agreed that, notwithstanding any provision herein to the contrary, in the event of the termination of this Lease pursuant this Article, Lessor shall forthwith, upon such termination, to the extent that Lessor is prevented by the Bankruptcy Code from pursuing remedies under this Lease, and/or as provided by state law, become entitled to recover as liquidated damages for the breach of the provisions of this Lease an amount equal to the amount by which the then cash value of the Minimum Rent reserved hereunder for the unexpired portion of the Lease Term exceeds the then cash rental value of the Premises for such unexpired portion of the Lease Term, unless the statute which governs or shall govern the proceedings in which such damages are to be proved limits or shall limit the amount of such claim capable of so being proved, in which case Lessor shall be entitled to prove as and for liquidated damages an amount equal to that allowed by or under any such statute. When calculating damages hereunder, Lessor shall be entitled to recover the amount of any "free rent" or other concessions extended by Lessor and received by Lessee prior to the premature expiration of this Lease, it being agreed by Lessee that such "free rent" and concessions were contingent upon Lessee fulfilling its obligations for the entire term of this Lease. The provisions of this paragraph shall be without prejudice to (i) Lessor's right to prove in full damages for Minimum Rent, Percentage Rent, if any, and additional Rent accrued prior to the termination of this Lease, but not paid, and (ii) any rights given to Lessor by any pertinent statute to prove any amounts allowed thereby. In making any such computation, the then cash rental value of the Premises shall be deemed prima facie to be the rental realized upon any reletting, if such reletting can be accomplished by Lessor within a reasonable time after such termination of this Lease, and the then present cash value of the future rents hereunder reserved to Lessor for the unexpired portion of the Lease Term hereby demised shall be deemed to be such sum, if invested at the then current passbook account rate offered by Wells Fargo Bank, N.A. at its main office in San Francisco, as will produce the future rent over the period of time in question. Lessor and Lessee further agree that in making any computation of damages for Lessee holding over after the termination of this Lease, Lessor may claim damages based on the Minimum Rent, Percentage Rent, if any, and additional Rent provided herein for the period of such hold over, it being agreed that the Minimum Rent, Percentage Rent, if any, and additional Rent constitutes the fair rental value of the Premises during the hold over period.

            (i) Notwithstanding subsection (i) of this Article, Lessor specifically reserves any and all remedies available to Lessor in Article 30 hereof or at law or in equity in respect of a Bankruptcy Event to the extent such remedies are permitted by law.

            (j) Notwithstanding anything to the contrary contained in this
Section 31, if a Petition in for bankruptcy or insolvency is filed against Lessee and the same is dismissed within sixty (60) days of filing, such filing shall not constitute a Bankruptcy Event.

                             32. SURRENDER OF LEASE

        32.1 NO MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work as a merger, and shall, at the option of Lessor, terminate all or any existing subleases or subtenancies, or may, at the option of Lessor, operate as an assignment to it of any or all such subleases or subtenancies.

                            33. LESSOR'S EXCULPATION

        33.1 LIMITED LIABILITY. In the event of default, breach, or violation by Lessor (which term includes Lessor's partners, co-venturers, co-tenants, officers, directors, trustees, employees, agents, or representatives) of any of Lessor's obligations under this Lease, Lessor's liability to Lessee shall be limited to its ownership interest in the Leased Premises (or its interest in the Complex, if applicable) or the proceeds of a public sale of such interest pursuant to foreclosure of a judgment against Lessor. Lessor may, at its option, and among its other alternatives, relieve itself of all liability under this Lease by conveying the Leased Premises to Lessee. Notwithstanding any such conveyance, Lessee's leasehold and ownership interest shall not merge.

        33.2 NO RECOURSE. Lessor (as defined in Section 33.1) shall not be personally liable for any deficiency beyond its interest in the Leased Premises. All personal liability of all trustees, their employees, agents or representatives, is expressly waived by Lessee.

                               34. ATTORNEYS' FEES

        34.1 ACTIONS, PROCEEDINGS, ETC. Lessee hereby agrees to pay, as additional rent, all attorneys' fees and disbursements, and all other court costs or expenses of legal proceedings or other legal services which Lessor may incur or pay out by reason of, or in connection with:

            (a) Any appearance by Lessor (or any officer, partner, or employee of Lessor) as a witness or otherwise in any action or proceeding whatsoever involving or affecting Lessee or this Lease except as otherwise covered by
Section 34.3;

            (b) Any assignment, sublease, or leasehold mortgage proposed or granted by Lessee (whether or not permitted under this Lease), and all negotiations with respect thereto, subject to a maximum of $2,500 for each such proposed assignment, sublease or mortgage;

            (c) Any alteration of the Leased Premises by Lessee, and all negotiations with respect thereto.

        34.2 SURVIVAL. Lessee's obligations under this Section shall survive the expiration or any other termination of this Lease. This Section is intended to supplement (and not to limit) other provisions of this Lease pertaining to indemnities and/or attorneys' fees.

        34.3 ATTORNEYS' FEES. If there is any legal action or proceeding (including arbitration) between Lessor and Lessee arising out of any default by Lessee or Lessor in the observance or performance of any obligation under this Lease or to enforce this Lease or to protect or establish any right or remedy under this Lease, the unsuccessful party to such action or proceeding shall pay to the prevailing party all costs and expenses, including reasonable attorneys' fees and disbursements, incurred by such prevailing party in such action or proceeding and in any appeal in connection therewith. If such prevailing party recovers a judgment in any such action or proceeding (including arbitration) or appeal thereon, such costs, expenses and attorneys' fees and disbursements shall be included in and as a part of such judgment.

                                   35. NOTICES

        35.1 WRITING. All notices, demands and requests required or permitted to be given or made under any provision of this Lease shall be in writing and shall be given or made by (i) personal service, or (ii) by telephone facsimile upon which date and time are imprinted in the course of transmission to the number indicated in Section 1.2, or (iii) by mailing same by registered or certified mail, return receipt requested, postage prepaid, or (iv) by reputable courier which provides written evidence of delivery, addressed to the respective party at the address set forth in Section 1.2 of this Lease or at such other address as the party may from time to time designate, by a written notice sent to the other in the manner aforesaid.

        35.2 EFFECTIVE DATE. Any such notice, demand or request ("notice") shall be deemed given or made on the third day after the date so mailed. Notwithstanding the foregoing, notice given by personal delivery to the party at its address as aforesaid shall be deemed given on the day on which delivery is made. Notice given by a reputable courier service which provides written evidence of delivery shall be deemed given on the business day immediately following deposit with the courier service.

        35.3 AUTHORIZATION TO RECEIVE. Each person and/or entity whose signature is affixed to this Lease as Lessee or as guarantor of Lessee's obligations ("obligor") designates such other obligor its agent for the purpose of receiving any notice pertaining to this Lease or service of process in the event of any litigation or dispute arising from any obligation imposed by this Lease.

                               36. SUBORDINATION

        36.1 PRIORITY OF ENCUMBRANCES. This Lease shall be subject and subordinate at all times to any and all ground leases and the lien of any and all mortgages and deeds of trust securing any amount or amounts whatsoever which may now exist or hereafter be placed on or against or encumbering the Building or on or against or encumbering Lessor's interest or estate therein ("Superior Leases and Mortgages"), all without the necessity of having further instruments executed by Tenant to effect such subordination; provided however, (i) with respect to that certain deed of trust encumbering the Building of record as of the date of this Lease in favor of Wells Fargo Bank (the "Bank"), Lessor shall, as a condition to the effectiveness of this Lease, cause the Bank to execute and deliver on or before the Delivery Date a non-disturbance agreement on the current form used by Bank in favor of Lessee and attached hereto as Exhibit L ("Subordination and Non-Disturbance Agreement"), and (ii) with respect to any Superior Leases and Mortgages encumbering the Building after the date of this Lease, Lessee shall execute a subordination agreement, provided that the subordination of this Lease shall be conditioned upon such Lessor's mortgagee executing a non-disturbance agreement in favor of Lessee on a form acceptable to such lender and reasonably acceptable to Lessee. In the event of a foreclosure of any such mortgage or deed of trust or of any other action or proceeding for the enforcement thereof, or of any sale thereunder or in the event of a termination of any such ground lease, this Lease shall not be terminated or extinguished, nor shall the rights and possession of Lessee hereunder be disturbed, if no default then exists under this Lease, and Lessee shall attorn to the person who acquires Lessor's interest hereunder through any such mortgage or deed of trust.

        36.2 EXECUTION OF DOCUMENTS. Lessee agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, and failing to do so within twenty (20) days after written demand, does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to do so. It is understood by all parties that Lessee's failure to execute the subordination documents referred to above may cause Lessor serious financial damage by causing the failure of a financing or sale transaction.

        36.3 ATTORNMENT. Lessee shall attorn to any purchaser at any foreclosure sale, or to any grantee or transferee designated in any Deed given in lieu of foreclosure.

                            37. ESTOPPEL CERTIFICATES

        37.1 EXECUTION BY LESSEE. Within twenty (20) days of request therefor by Lessor, Lessee shall execute a written statement acknowledging the commencement and termination dates of this Lease, that it is in full force and effect, has not been modified (or if it has, stating such modifications) and providing any other pertinent information as Lessor or its agent might reasonably request. Failure to comply with this Article shall be a material breach of this Lease by Lessee giving Lessor all rights and remedies under Article 30 hereof, as well as a right to damages caused by the loss of a loan or sale which may result from such failure by Lessee.

        37.2 FINANCING, SALE OR TRANSFER. If Lessor desires to finance, refinance, sell, ground lease or otherwise transfer the Leased Premises, or any part thereof, or the Building, Lessee hereby agrees, within twenty (20) days of request therefor by Lessor, to deliver to any lender or to any prospective buyer, ground lessor or other transferee designated by Lessor the most recent two years' financial statements of Lessee, its Guarantor and its parent company, if any, as may be reasonably required by such party. All such financial statements shall be received by Lessor in confidence and shall be used only for the purposes herein set forth.

                                   38. WAIVER

        38.1 EFFECT OF WAIVER. The waiver by Lessor of any breach of any Lease provision shall not be deemed to be a waiver of such Lease provision or any subsequent breach of the same or any other term, covenant or condition therein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any provision of this Lease, other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

                                39. HOLDING OVER

        39.1 MONTH-TO-MONTH TENANCY ON ACCEPTANCE. If Lessee should remain in possession of the Leased Premises after the expiration of the Term and without executing a new Lease, then, upon acceptance of rent by Lessor, such holding over shall be construed as a tenancy from month-to-month, subject to all the conditions, provisions and obligations of this Lease as existed during the last month of the Term hereof, so far as applicable to a month to month tenancy, except that the Minimum Rent shall be equal to One Hundred Twenty-Five Percent (125%) the Minimum Rent payable immediately prior to the expiration or sooner termination of the Lease.

                           40. SUCCESSORS AND ASSIGNS

        40.1 BINDING EFFECT. The covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all of the parties hereto; and all of the parties hereto shall be jointly and severally liable hereunder.

                                    41. TIME

        41.1 TIME OF THE ESSENCE. Time is of the essence of this Lease with respect to each and every article, section and subsection hereof.

                        42. EFFECT OF LESSOR'S CONVEYANCE

        42.1 RELEASE OF LESSOR. If, during the Term, Lessor shall sell its interest in the Building or Complex of which the Leased Premises form a part, or the Leased Premises, then from and after the effective date of the sale or conveyance, Lessor shall be released and discharged from any and all obligations and responsibilities under this Lease, except those already accrued.

                                43. COMMON AREAS

        43.1 Lessor shall, in Lessor's sole discretion, maintain the Common Areas (subject to reimbursement pursuant to Article 8 hereof), establish and enforce reasonable rules and regulations concerning such areas, close any of the Common Areas to whatever extent required in the opinion of Lessor's counsel to prevent a dedication of any of the Common Areas or the accrual of any rights of any person or of the public to the Common Areas, close temporarily any of the Common Areas for maintenance purposes, and make changes to the Common Areas including, without limitation, changes in the location of driveways, corridors, entrances, exits, vehicular parking spaces, parking area, the designation of areas for the exclusive use of others, the direction of the flow of traffic or construction of additional buildings thereupon. Lessor may provide security for the Common Areas, but is not obligated to do so.

                            44. TRANSFER OF SECURITY

        44.1 TRANSFER TO PURCHASER. If any security be given by Lessee to secure the faithful performance of all or any of the covenants of this Lease on the part of Lessee, Lessor may transfer and/or deliver the security, as such, to the purchaser of the reversion, in the event that the reversion be sold, and thereupon Lessor shall be discharged from any further liability in reference thereto.

                                45. LATE CHARGES

        45.1 LATE PAYMENT BY Lessee. Lessee acknowledges that late payment by Lessee to Lessor of rent or any other payment due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impractical to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Lessor by the terms of any encumbrance and note secured by any encumbrance covering the Leased Premises. Therefore, if any installment of rent, or any other payment due hereunder from Lessee is not received by Lessor within five (5) days of due date, Lessee shall pay to Lessor an additional sum of ten percent (10%) of such rent or other charge as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the cost that Lessor will incur by reason of late payment by Lessee. Acceptance of any late charge shall not constitute a waiver of Lessee default with respect to the overdue amount, or prevent Lessor from exercising any other rights or remedies available to Lessor.

                             46. CORPORATE AUTHORITY

        46.1 AUTHORIZATION TO EXECUTE. If Lessee is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. Further, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

                            47. MORTGAGEE PROTECTION

        47.1 NOTICE AND RIGHT TO CURE DEFAULT. Lessee agrees to give any mortgagee(s) and/or trust deed holders, by registered mail, a copy of any notice of default served upon Lessor, provided that prior to such notice Lessee has been notified, in writing (by way of Notice of Assignment of Rents and Leases, or otherwise), of the address of such mortgagees and/or trust deed holders. Lessee further agrees that if Lessor shall have failed to cure such default within the time provided for in this Lease, then the mortgagees and/or trust deed holders shall have an additional thirty (30) days within which to cure such default or, if such default cannot be cured within that time, then such additional time as may be necessary if, within such thirty (30) days, any mortgagee and/or trust deed holder has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

                          48. MISCELLANEOUS PROVISIONS

        48.1 CAPTIONS. The captions of this Lease are for convenience only and are not a part of this lease and do not in any way limit or amplify the terms and provisions of this Lease.

        48.2 NUMBER AND GENDER. Whenever the singular number is used in this Lease and when required by the context, the same shall include the plural, the plural shall include the singular, and the masculine gender shall include the feminine and neuter genders, and the word "person" shall include corporation, firm or association. If there be more than one Lessee, the obligations imposed under this Lease upon Lessee shall be joint and several.

        48.3 MODIFICATIONS. This instrument contains all of the agreements, conditions and representations made between the parties to this Lease and may not be modified orally or in any other manner than by an agreement in writing signed by all of the parties to this Lease.

        48.4 PAYMENTS. Except as otherwise expressly stated, each payment required to be made by Lessee shall be in addition to and not in substitution for other payments to be made by Lessee.

        48.5 SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

        48.6 NO OFFER. The preparation and submission of a draft of this Lease by either party to the other shall not constitute an offer, nor shall either party be bound to any terms of this Lease or the entirety of the Lease itself until both parties have fully executed a final document and an original signature document has been received by both parties. Until such time as described in the previous sentence, either party is free to terminate negotiations with no obligation to the other.

        48.7 DISPUTED SUMS. Under the terms of this Lease numerous charges are and may be due from Lessee to Lessor including, without limitation, Operating Costs, Real Estate Taxes and other items of a similar nature including advances made by Lessor in respect of Lessee's default at Lessor's option. In the event that at any time during the Term there is a bona fide dispute between the parties as to the amount due for any of such charges claimed by Lessor to be due, the amount demanded by Lessor shall be paid by Lessee until the resolution of the dispute between the parties or by litigation. Failure by Lessee to pay the disputed sums until resolution shall constitute a default under the terms of the Lease.

        48.8 LESSEE'S REMEDIES. Notwithstanding anything to the contrary contained in this Lease, if any provision of this Lease expressly or impliedly obligates Lessor not to unreasonably withhold its consent or approval, an action for declaratory judgment or specific performance will be Lessee's sole right and remedy in any dispute as to whether Lessor has breached such obligation.

        48.9 LIGHT, AIR AND VIEW. No diminution of light, air, or view by any structure which may hereafter be erected (whether or not by Lessor) shall entitle Lessee to any reduction of Rent, result in any liability of Lessor to Lessee, or in any other way affect this Lease or Lessee's obligations hereunder.

        48.10 PUBLIC TRANSPORTATION INFORMATION. Lessee shall establish and maintain during the Term hereof a program to encourage maximum use of public transportation by personnel of Lessee employed on the Leased Premises, including, without limitation, the distribution to such employees of written materials explaining the convenience and availability of public transportation facilities adjacent or proximate to the Complex, staggering working hours of employees, and encouraging use of such facilities, all at Lessee's sole reasonable cost and expense. Lessee shall comply with all requirements of any local transportation management ordinance.

        48.11 RULES AND REGULATIONS. Lessee agrees to comply with all reasonable rules and regulations adopted and promulgated by Lessor and applicable to all tenants in the Complex for the lawful, orderly, clean, safe, aesthetic, quiet, and beneficial use, operation, maintenance, management, and enjoyment of the Complex. Lessor shall have no liability for violation by any other lessee in the Complex of any rules or regulations, nor shall such violation or waiver thereof excuse Lessee from compliance. The initial rules and regulations concerning the Complex are attached hereto as Exhibit G. Lessor reserves the right to make additional rules affecting the Complex throughout the Term hereof provided such rules are applied uniformly to all tenants. All delivery and dispatch of supplies, fixtures, equipment and furniture shall be by means and during hours established by Lessor. Lessee shall not at any time park its trucks or other delivery vehicles in the Common Areas, except in such parts thereof as from time to time designated by Lessor.

        48.12 JOINT AND SEVERAL LIABILITY. Should Lessee consist of more than one person or entity, they shall be jointly and severally liable on this Lease.

        48.13 SURVIVAL OF OBLIGATIONS. All obligations of Lessee which may accrue or arise during the Term or as a result of any act or omission of Lessee during said Term shall, to the extent they have not been fully performed, satisfied or discharged, survive the expiration or termination of this Lease.

        48.14 REAL ESTATE BROKERS. Lessor and Lessee each represents and warrants to the other party that it has not authorized or employed, or acted by implication to authorize or employ, any real estate broker or salesman to act for it in connection with this Lease other than the real estate brokers specified in Section 1.10. Lessor shall pay the commission due Lessor's broker and Lessee's broker pursuant to a separate agreement between Lessor and Lessor's broker. Lessor and Lessee shall each indemnify, defend and hold the other party harmless from and against any and all claims by any real estate broker or salesman whom the indemnifying party authorized or employed, or acted by implication to authorize or employ, to act for the indemnifying party in connection with this Lease.

        48.15 NONLIABILITY OF LESSOR FOR APPROVALS. Except as may otherwise be expressly stated by a provision of this Lease, and only to the extent so stated, the consent or approval, whether express or implied, or the act, failure to act or failure to object, by Lessor in connection with any plan, specification, drawing, proposal, request, act, omission, notice or communication (collectively, "act") by or for, or prepared by or for, Lessee, shall not create any responsibility or liability on the part of Lessor, and shall not constitute a representation by Lessor, with respect to the completeness, sufficiency, efficacy, propriety, quality or legality of such act.

        48.16 INTEREST ON PAST DUE AMOUNTS. If any sum due Lessor from Lessee is not received by Lessor within five (5) calendar days after the date such sum is due and payable, such sum shall bear interest from the due date until paid by Lessee at the rate of two percent (2%) above the Prime Rate (as herein defined), not to exceed the maximum rate of interest allowed by law in the state where the Leased Premises are located, and such interest shall be deemed to be additional rent. "Prime Rate" means the Prime Rate of interest as quoted in the Wall Street journal on the date such sum was due and payable.

        48.17 CONVERSION TO A LIMITED LIABILITY ENTITY.

            (a) No Conversion Without Consent. Anything to the contrary in this Lease notwithstanding, if Lessee is currently a partnership (either general or limited), joint venture, cotenancy, joint tenancy or an individual, Lessee may not convert (the "Conversion") the Lessee entity or person into any type of entity which possesses the characteristic of limited liability such as, by way of example only, a corporation, a limited liability company, limited liability partnership or limited liability limited partnership (singularly and collectively, "Limited Entity"), without the consent of Lessor, which consent, subject to fulfillment of the conditions below, shall not be unreasonably withheld.

            (b) Conditions to Lessor's Consent. The following are conditions precedent to Lessor's obligation to act reasonably with respect to a Conversion to a Limited Entity:

               (i) The Limited Entity assumes all of Lessee's business and assets as of the effective date of the Conversion;

               (ii) As of the effective date of the Conversion, the Limited Entity shall have a net worth ("Net Worth"), which is not less than the greater of (i) Lessee's Net Worth on the date of execution of the Lease or (ii) Lessee's Net Worth as of the date Lessee requests Lessor's consent to the Conversion;

               (iii) Lessee has not been in default under any of the terms, covenants or conditions of this Lease during the term of the Lease;

               (iv) Lessee delivers to Lessor an agreement, in form and substance satisfactory to Lessor and executed by each partner of Lessee, wherein each partner of Lessee agrees to remain personally Liable for all of the terms, covenants and conditions of the Lease that are to be observed and performed by the Limited Entity; and

               (v) Lessee shall reimburse Lessor within ten (10) days following Lessor's written demand therefor for any and all reasonable costs and expenses that may be incurred by Lessor in connection with the Conversion including, without limitation, reasonable attorney's fees.

            (c) Nothing in this Section 48.17 shall modify or reduce the obligations of Lessee to perform under this Lease.

        48.18 COUNTERPARTS. This Lease may be executed in one or more counterparts, each of which shall be deemed an original, and all taken together shall constitute one and the same instrument.

                     49. WAIVER OF CALIFORNIA CODE SECTIONS

        49.1 WAIVER BY LESSEE. In this Lease, numerous provisions have been negotiated by the parties, some of which provisions are covered by statute. Whenever a provision of this Lease and a provision of any statute or other law cover the same matter, the provisions of this Lease shall control. Therefore, Lessee waives (for itself and all persons claiming under Lessee) the provisions of Civil Code Sections 1932(2) and 1933(4) with respect to the destruction of the Leased Premises; Civil Code Sections 1941 and 1942 with respect to Lessor's repair duties and Lessee's right to repair; Civil Code Section 1995.310, granting to a tenant all remedies provided by law for breach of contract (including, without limitation, the right to contract damages and the right to terminate the lease) in the event that the landlord unreasonably withholds consent to a transfer in violation of the tenant's rights under the lease; Code of Civil Procedure Section 1265.130, allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Leased Premises by condemnation as herein defined; and any right of redemption or reinstatement of Lessee under any present or future case law or statutory provision (including Code of Civil Procedure Sections 473 and 1179 and Civil Code Section 3275) in the event Lessee is dispossessed from the Leased Premises for any reason. This waiver applies to future statutes enacted in addition to or in substitution for the statutes specified herein.

                              50. SHUTTLE SERVICE

        50.1 Lessor shall maintain for the benefit of employees and invitees of the Building, a van shuttle service which shall operate Monday through Friday from 7:00 a.m. to 7:00 p.m. with not less than one van vehicle operating throughout the day and two vehicles operating during peak commute hours of 7:00 a.m. to 9:00 a.m. Monday through Friday and 5:00 p.m. to 7:00 p.m. Monday through Friday. The shuttle will serve the major transportation centers of San Francisco, i.e., the Transbay Terminal, BART, the nearest Municipal Railway stop, the Ferry Building and CalTrain Terminal. The cost of the shuttle service shall be included in Operating Costs. Lessor may terminate the shuttle service if the City of San Francisco is, in Lessor's reasonable judgment, then providing adequate public transportation to the area of the Building and no longer requires that Lessor provide such shuttle service.

        50.2 PARKING. Lessee may lease on a monthly basis up to one parking space in the parking facility of the Complex for each One Thousand Three Hundred (1,300) Adjusted Rentable square feet of Leased Premises. Said parking spaces shall be on a non-assigned, non-reserved basis. Lessee shall pay a parking fee for each parking space which Lessee leases at the same monthly rates as are established from time to time by Lessor or the owner or operator of the parking facility. The parking rate as of the execution date of this Lease is $90 per parking stall per month. The use by Lessee, its employees or other users of such parking space shall be subject to the rules and regulations established from time to time by Lessor, or the owner or operator of the parking facility. If Lessor or the owner or operator of the parking facility changes the parking arrangements in the parking facility, then Lessee's rights under this Section 50.2 shall be subject to modification to reflect such change, so long as Lessee is not disproportionately prejudiced by such changes as compared to other lessees of the Building. Such changes of parking arrangements may include conversion of a portion or the entire garage parking area to valet parking at commercially practicable rates. In the event Lessee uses parking stalls during Lessee's construction for storage of equipment, construction materials, or business fixtures, Lessee shall be charged for such use by a deduction from Lessee's Improvement Allowance specified in Exhibit D, Section 3.1.

        IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease as of the day and year first written above.

LESSOR:                                   LESSEE                     _
ZORO, LLC,                                MACROMEDIA, INC.
a California Limited Liability Company

By:  /s/ MARTIN ZANKEL                    By:  /s/ BETSEY NELSON
   ----------------------------------        -----------------------------------
   Its Managing Member                       Its:  Senior VP and CEO
                                                 -------------------------------
                                                   MACROMEDIA, INC.
                                                 -------------------------------
                                                   (415) 252-4102
                                                 -------------------------------


                                          By:
                                             -----------------------------------
                                             Its:
                                                 -------------------------------

                                    EXHIBIT A

                                LEGAL DESCRIPTION

The land referred to herein is situated in the State of California, County of San Francisco, City of San Francisco, and is described as follows:

PARCEL ONE:

ALL OF LOT 9, Assessor's Block 3783, as shown on that certain Map entitled, "Parcel Map of a portion of 100 Vara Block No. 412, also being a portion of Assessor's Block No. 3783 which Map was filed for record in the Office of the Recorder of the City and County of San Francisco, State of California, on November 29, 1988 in Book 38 of Parcel Maps, at Page 36.

PARCEL TWO:

Non-exclusive easements as set forth in that certain Grant of Easement with Covenants and Restrictions affecting land dated as of December 29, 1988 by and between Bay West Showplace Investors, a California Limited Partnership, and Portman/Bay West Apparel Partners, a California Partnership, recorded on December 30, 1988 in Book E775 at Page 1598, Series No. E296406 in the Official Records.

APN: Lot 009, Block 3783

COMMON KNOWN AS:

                               650 Townsend Street
                               SAN FRANCISCO, CA

                       [LOWER LEVEL EXHIBITION FLOOR PLAN]

                          [LEVEL ONE LOBBY FLOOR PLAN]

                          [LEVEL TWO ATRIUM FLOOR PLAN]

                            [LEVEL THREE FLOOR PLAN]

                            [FOURTH LEVEL FLOOR PLAN]

                            [FIFTH LEVEL FLOOR PLAN]

                            [SIXTH LEVEL FLOOR PLAN]

                                  [ROOF PLAN]

                            [FOURTH LEVEL FLOOR PLAN]

                                   EXHIBIT D
                              WORK LETTER AGREEMENT
                          (LESSOR'S AND Lessee's Work)

A. LESSOR'S WORK

        Except for the work expressly set forth in Schedule 1 (the "Lessor's Work"), the Leased Premises shall be delivered to Lessee in an "AS IS" condition, demolished as described in Schedule 1, and without any obligation on the part of Lessor to perform improvements to the Leased Premises.

B. LESSEE'S WORK

1. PLANS/SPECIFICATIONS

        1.1 PLAN DESIGN

        Prior to commencing work on the leasehold improvements to the Leased Premises as hereinafter provided ("Tenant Improvements"), Lessee shall submit to Lessor complete and detailed plans and specifications for the Tenant Improvements ("Plan"). The Plans shall be prepared by Uesugi & Assoc. ("Architect") and by [Illegible] ("Engineer"), both licensed to practice in the State of California. (The initial space plan for the Leased Premises may be prepared by Lessee's architect [Illegible]).

1.2 (a) Coordination

        The Architect shall coordinate with Lessor's Project Manager J. Mock to assure that the Plans are consistent with the existing design and construction of the Leased Premises. Lessee acknowledges that Lessor has provided Lessee with a set of base building drawings for the Leased Premises ("Building Drawings"). However, Lessor does not warrant, and Lessee should not rely upon, the accuracy of the Building Drawings. Lessee, therefore, should undertake its own investigation of the Leased Premises to confirm existing conditions, rather than relying on the Building Drawings.

            (b) Governmental

            Lessee acknowledges that Lessor has established procedures for relations with the Building and Planning Departments of the City and County of San Francisco and that Lessee, Lessee's representatives, architects, or agents shall not contact any representatives of the City and County of San Francisco without the presence of Lessor's representative to assure consistency of treatment of the Building and its tenants by such governmental agencies. Any such contact by Lessee's representatives in contravention of this provision which causes an alteration in governmental treatment of the Building which results in additional costs to the Building or any tenant therein, shall be borne by the Lessee.

        1.3 SCHEMATICS

        Lessee shall - deliver to Lessor the schematic drawings ("Schematic Drawings") upon which the Plans shall be based not later than May 15, 1999. The Schematic Drawings and the Plans shall conform with standards set forth by Lessor for material specifications and construction specifications which are applicable for the Building in general. Lessor shall have ten (10) working days after receipt thereof to review and approve/disapprove the Schematic Drawings. Once Lessor has approved the Schematic Drawings, Lessee shall cause the Architect to prepare the Plans which must be consistent with the approved Schematic Drawings. Provided Lessor has approved the Schematic Drawings, Lessee shall deliver the Plans to Lessor for its approval, in one or more stages, during the period between May 15 and June 1, 1999. Lessor shall not unreasonably withhold its approval of the Plans so long as the Plans are consistent with the Schematic Drawings. In scheduling the preparation of the Schematic Drawings and the Plans, Lessee shall allow sufficient time for review and approval by Lessor and by the appropriate government agencies. [If Plans are not prepared by Lessor's architect and engineer then add: Lessee shall pay for the cost of Lessor's architect and engineer to review Lessee's Schematic Drawings and Plans.]

        1.4 SCHEMATICS APPROVAL

        Lessor shall promptly notify Lessee thereof in writing and of the revisions which Lessor requires in order for Lessee to obtain Lessor's approval. As promptly as reasonably possible, but in no event later than fifteen (15) days thereafter, Lessee shall submit to Lessor a revised set of Schematic Drawings or Plans incorporating the changes required by Lessor. Said revisions shall also be subject to Lessor's approval. Lessor shall have five (5) working days after receipt of the revised Schematic Drawings or Plans to notify Lessee in writing of Lessor's approval or disapproval of same. If Lessor again disapproves of or requests revisions to the

Schematic Drawings or the Plans, Lessee shall submit to Lessor, within ten (10) business days after receiving Lessor's written disapproval or request for revisions, a further revised set of Schematic Drawings or Plans incorporating the changes required by Lessor. This process shall continue until Lessor has approved the Schematic Drawings and the Plans.

        1.5 FINAL PLANS

        The Plans, approved by Lessor, shall be referred to as the "Final Plans." The Final Plans shall be signed by Lessor and Lessee. After approval of the Final Plans, Lessee shall not make any changes thereto without Lessor's prior written approval in accordance with the provisions of this Exhibit D.

        1.6 PERMITS

        Subject to the provisions of paragraph 1.2(b), Lessee shall be solely responsible for obtaining all necessary governmental approvals and permits (including but not limited to the approval of the San Francisco City Planning Department) required to commence and complete the Tenant Improvements after obtaining the prior approval of Lessor before making any submittal to any governmental agency for permit, which approval of Lessor shall not be unreasonably withheld; and immediately upon receipt thereof, Lessee shall deliver copies of all such approvals and permits to Lessor. Lessor shall cooperate with Lessee in assisting Lessee to obtain all necessary governmental approvals and permits in connection with Lessee's Work, including providing information, plans and specifications of the Building.

        1.7 CODE COMPLIANCE

        Except as expressly set forth to the contrary in the Lease with respect to Code Compliance, it shall be Lessee's sole responsibility to satisfy all applicable building code requirements and governmental rules and regulations concerning the design and construction of the Tenant Improvements. Lessor's approval of the Final Plans is not intended, and should not be understood by Lessee, as an affirmation that the Final Plans comply with applicable building codes or other governmental rules and regulations or that the Final Plans are in conformance with standards of good workmanship as practiced by architects/engineers in the San Francisco Bay Area. Lessor's review of the Final Plans is solely for Lessor's benefit, and

Lessee shall not rely upon that review for any purpose whatsoever in connection with the work on or the design of the Tenant Improvements.

        1.8 CONTRACTOR

        Lessor hereby approves South Bay Const. as general contractor to perform the Tenant Improvements ("Contractor"), duly licensed in the State of California and familiar with all applicable building code requirements.

2.      SCHEDULING AND LESSEE'S PRIOR ACCESS TO THE PREMISES

        2.1 SCHEDULE

        At least five (5) days prior to the start of construction of the Tenant Improvements, Lessee shall deliver to Lessor the proposed schedule of the Lessee's Work to be performed ("IT Schedule"). The IT Schedule shall be prepared by the Contractor, and it shall show the schedule for the submission of all shop drawings/submittals and for the performance of each portion of the Tenant Improvements. Lessee and the Architect shall either consult with the Contractor or the Architect shall perform the necessary investigation to determine the availability of the equipment and materials to be incorporated into the Tenant Improvements and which portions of the Tenant Improvements will require long lead time for ordering and/or manufacturing. The IT Schedule shall be in the form of a Critical Path Method schedule.

        2.2 COMMENCEMENT OF CONSTRUCTION

        Upon delivery of the Leased Premises to Lessee and Lessee's receipt of all approvals of the Final Plans and the acquisition by Lessee of all necessary permits, Lessee shall commence the construction of the Tenant Improvements. Lessor shall permit Lessee access to the Leased Premises, prior to approval of Final Plans and the acquisition of permits, for the purposes of obtaining measurements of the Leased Premises, confirming existing conditions and for space planning preparation purposes. Lessee's entry to the Leased Premises prior to the Delivery Date for such purposes shall be upon all of the terms and conditions of the Lease, including, without limitation the provisions regarding insurance and indemnification, but excepting the payment of Minimum Rent and additional Rent. Lessee shall be solely responsible for all costs and expenses incurred in connection with the Tenant Improvements and any pre

Delivery Date activities, and Lessee hereby agrees to indemnify, defend, and hold harmless Lessor from and against any loss, cost, expense, liability, damage, or injury in connection therewith.

3.      PAYMENT FOR TENANT IMPROVEMENTS AND THE CONSTRUCTION CONTRACT

        3.1 CONSTRUCTION COSTS

        As an inducement to Lessee to enter into the Lease, but subject to paragraph 3.2 below and as otherwise provided in the Lease and this Exhibit D, Lessor agrees to reimburse Lessee for: (1) the cost of construction of the Tenant Improvements identified on the approved Final Plans; (2) costs of any permits or licensing fees; (3) payment of the fees of the "Architect" and "Engineer" for the Tenant Improvements; (4) payment of the fees of Lessee's space planner up to a maximum of 15 cents ($.15) per Adjusted Rentable square feet in the Leased Premises upon execution of the Lease; and (5) any other costs approved by Lessor including planning and design costs and the costs of the check meter which Lessor will install as part of Lessor's Work ("Tenant Improvement Costs") up to a cost not to exceed $20.00 for each Adjusted Rentable square foot in the Leased Premises (the "Allowance"). If the Allowance is not used for Tenant Improvement Costs, the unused portion shall revert to Lessor and shall not be available for any other purpose by Lessee. The payment described in item (4) above, shall be made within five (5) business days following the last to occur of: (i) the date upon which the condition of Section 11.1 (b) has been satisfied or waived or (ii) Lessee has provided Lessor copies of paid invoices in respect of the space planner.

        3.2 PAYMENT OF ALLOWANCE

        (a) Payment Procedure. Lessor shall reimburse Lessee for the Tenant Improvement Costs up to the Allowance upon the last to occur of: (i) substantial completion of the Tenant Improvements; (ii) receipt by Lessor of invoices for all portions of the Tenant Improvements from the person(s) performing the work or rendering the services, together with such supporting documentation as Lessor may reasonably request in connection therewith, and (iii) receipt by Lessor of unconditional lien releases with respect to the entirety of the Tenant Improvements from all contractors, subcontractors and materialmen who performed the work or rendered services or materials. Lessor shall have no obligation to pay all or any portion of the Allowance at any time following the occurrence, and during the continuance, of any event of default by Lessee under the Lease.

        (b) Primary Obligation. Lessee shall pay all costs incurred in connection with the construction of the Tenant Improvements.

        (c) Project Management Services. In consideration of the supervisory, logistical and oversight and review work to be performed by Landlord in connection with the Tenant Improvements, Tenant agrees that Landlord shall be entitled to charge against the Allowance a construction management fee (the "Coordination Fee") in the amount of three percent (3%) of the total cost of the Tenant Improvements. Landlord shall deduct the Coordination Fee from the Allowance.

        3.3 CONTRACT TERMS

        The construction contract for the Tenant Improvements shall include all of the provisions which are included herein and identified as "Construction Contract Terms;" provided, however, that the Construction Contract Terms may be revised with Lessor's approval, which approval shall not be unreasonably withheld, in a manner which does not expose Lessor to additional liability.

4.      CHANGES, ADDITIONS, AND ALTERATIONS

        4.1 MATERIALITY

        From time to time Lessee may make nonmaterial changes in the Final Plans prior to final completion with Lessor's prior approval, which approval shall not be unreasonably withheld. Lessee shall not make any material changes to the Final Plans (which shall mean a change the cost of which will be in excess of $5,000.00, or is visible from the exterior of the Leased Premises, or affects the structure, roof, central building systems or exterior walls of the Leased Premises) without securing the prior written approval of Lessor, which approval shall not be unreasonably withheld by Lessor. In seeking Lessor's approval for changes to the Final Plans, Lessee shall deliver to Lessor such documentation as the Construction Contract shall require for changes in the Contract Price or an extension of the Completion Date.

        4.2 RENT COMMENCEMENT

        No such changes in the Final Plans shall delay the Rent Commencement Dates set forth in the Lease. Lessor shall approve or disapprove any such changes within ten (10) working days after the receipt of a request from Lessee. Upon approval by Lessor, such change shall be included within the phrase "Final Plans."

5.      CONSTRUCTION AND DELAYS

        5.1 The performance of the Tenant Improvements shall be subject to the following terms and conditions:

            (a) Compliance by Lessee and the Contractor and its subcontractors, material suppliers, and equipment renters of whatever tier ("Lessee's Contractors") with the applicable provisions of the Lease;

            (b) All of the Tenant Improvements, which are performed by Lessee's Contractors, shall be scheduled through Lessee;

            (c) All of the Tenant Improvements shall be performed in accordance with the reasonable rules and regulations which Lessor may issue from time to time;

            (d) Lessor shall have no responsibility whatsoever for the supervision or coordination of Lessee's Contractors, the Architect, or the Engineer, the quality of their work or any other matter with respect to Lessee's Contractors, the Architect, or the Engineer; however, Lessee shall coordinate all Tenant Improvements with Lessor's Project Manager as described herein and as set forth in the IT Schedule.

            (e) Although Lessor shall have no responsibility as set forth in subparagraph (d) above, Lessor's Project Manager may, at his option, demand a stop in Lessee's Work if any terms of this Exhibit D are violated or threatened to be violated by Lessee or Lessee's contractor or if the Tenant Improvement Work is not being performed in accordance with the approved Final Plans.

            (f) In connection with the construction of the Tenant Improvements, Lessee's Contractor and subcontractors shall not be charged for the use of utilities, loading dock and freight elevators during normal business hours.

6.      SUBSTANTIAL COMPLETION

        6.1 DEFINITION

        For purposes of this Exhibit D and the Lease, "Substantial Completion" of the Tenant Improvements shall mean the date that (i) the Architect certifies to Lessor that the Tenant Improvements have been completed in accordance with the Final Plans; and (ii) the Rent Commencement Date under the Lease has occurred, and (iii) Lessor has received unconditional lien releases with respect to the Tenant Improvement work performed.

7.      DEFAULT

        7.1 Any default by Lessee under this Exhibit D which is not cured within ten (10) days of notice from Lessor to Lessee in the event of non-payment of money or thirty (30) days of notice in the event of a non-monetary default shall be deemed an event of default under the Lease, entitling Lessor to exercise any and all of its rights and remedies available to Lessor under the Lease, at law or in equity for nonpayment of Rent. In addition to all other amounts payable by Lessee hereunder, upon the default by Lessee under this Exhibit D (which default is not cured as provided above), and notwithstanding anything to the contrary contained herein, Lessee shall pay Lessor upon demand all costs and expenses incurred by Lessor in connection with its review of the Plans, the Final Plans, the IT Schedule and any construction documents, and in connection with the construction of the Tenant Improvements

8.      CONSTRUCTION CONTRACT TERMS

        8.1 INDEMNIFICATION BY CONTRACTOR

        Contractor shall defend, protect, indemnify, and hold harmless Lessee and Lessor and their respective, directors, officers, shareholders, members, managers, agents and employees (collectively referred to as "Indemnitees") from and against all liability, liens, injuries, claims, damages, fines, penalties, costs, and expenses, including attorneys' fees and litigation or arbitration costs, arising out of or resulting from the performance of the Work and/or breach of the Contract Documents, provided that any such liability, lien, injury, claim, damage, cost, or expense is caused, in whole or in part, by any act of omission of Contractor, its subcontractors of any lower tier, anyone directly or indirectly employed by any of them, or anyone for whose acts any of them may be liable. Contractor's indemnity obligation shall be binding upon Contractor regardless of whether any of the Indemnitees is negligent, actively, passively, or not at all. However, Contractor shall not be required to indemnify any Indemnitee whose sole negligence or willful misconduct is responsible for the liability, lien, injury, claim, damage, cost, or expense. Contractor shall, upon demand by any of its Indemnitees, defend any action of proceeding brought against any of its Indemnitees with respect to the matters set forth in this Construction Contract; but any of the Indemnitees shall have the right to conduct its own defense if it chooses to do so.

        8.2 INSURANCE REQUIRED TO BE CARRIED BY CONTRACTOR

        Contractor shall at all times carry with companies acceptable to Tenant all necessary Worker's Compensation and other insurance required by law and a Commercial General Liability Insurance policy in amounts not less than $5,000,000.00 per occurrence for bodily injury and property damage. Such policy or policies shall include coverage for premises and operations liability, contractual liability (including, but not limited to, Contractor's indemnity obligation to the Indemnitees), completed operations coverage, products liability, broad form property damage liability, liability which Contractor may incur as a result of the operations, acts, or omissions of its subcontractors, suppliers, or materialmen, and their agents or employees, automobile liability, including owned, non owned, and hired vehicles. Such policy or policies shall be endorsed to include all Indemnitees as additional insureds and to stipulate that such insurance shall be primary insurance and that any insurance carried by any Indemnitees shall be excess and not contributory insurance.

        8.3 INSURANCE REQUIREMENTS

        All insurance coverage procured by the Contractor shall (i) list all of the named insureds under the policy, (ii) be issued by an insurer admitted to transact insurance in the State of California with a financial rating of at least a B+ as rated in the most recent edition of Best's Insurance Reports,
(iii) contain an endorsement requiring at least thirty (30) days written notice from the insurance company to all of the named additional insureds before any cancellation or material change in coverage, scope, or amount of the insurance policy, and (iv) contain an endorsement stating that no additional insured will be excluded from coverage in the event that the additional insured is alleged or found to be negligent in connection with any claim made under the policy or otherwise.

        8.4 DELIVERY OF CERTIFICATES OF INSURANCE AND POLICY ENDORSEMENTS TO LANDLORD AND TENANT

        If Contractor fails to deliver to Lessor and Lessee insurance certificates and policy endorsements which reflect the requirements specified in this Construction Contract within forty eight (48) hours after demand, and in any event prior to commencement of Contractor's Work on the Project, Lessor may, but shall not be obligated to, obtain such insurance for Contractor and pay the premiums thereon, and Contractor shall repay Lessor, on demand, any sum or sums paid therefor, or Lessor may deduct such premiums from any money due or to become due to Contractor under this Agreement. In the alternative, Lessor may declare Contractor in default under this Construction Contract.

                             SCHEDULE 1 TO EXHIBIT D

Lessor's Work:

A.      BASE BUILDING WORK

        1. Building Standard exhaust line, waste line and domestic water hook ups shall be stubbed to the Leased Premises.

        2. Check meter shall be installed to the Leased Premises; the cost of the check meter and its installation costs shall be deducted from the Allowance.

                                    EXHIBIT E

                         ACKNOWLEDGMENT OF COMMENCEMENT

                          LOCATION: 650 TOWNSEND STREET
                                SAN FRANCISCO, CA

        This Acknowledgment is made as of___________________________________, with reference to that certain Lease (hereinafter referred to as the "Lease") dated_________________________________, by and between Zoro, LLC as "Lessor"
therein, and Macromedia, Inc. as "Lessee."

        The undersigned hereby confirms the following:

        1. That Lessee accepted possession of the Leased Premises (as described in the Lease) on the following date:___________________________; that the Leased Premises are as represented by Lessor and in good order, condition and repair; and that the improvements, if any, required by the Lease to be constructed for Lessee by Lessor have been so constructed and are satisfactorily completed in all respects.

        2. That all conditions of the Lease to be performed by Lessor prerequisite to the full effectiveness of the Lease have been satisfied and Lessor has fulfilled all of its duties of an inducement nature, except________________________________________________________.

        3. That in accordance with the provisions of Article 4 of the Lease the Commencement Date for the Leased Premises is__________________________ and that unless sooner terminated, the Expiration Date of the original term of the Lease is___________________________.

        4. That the Lease is in full force and effect and that the same represents the entire agreement between Lessor and Lessee concerning the subject matter of the Lease.

        5. That there are no existing defenses or offsets which Lessee has against the enforcement of the Lease by Lessor, and no presently exercisable offsets or credits against rentals, except_____________________________________.

        6. That Lessee's obligation for payment of Minimum Rent under the Lease is presently in effect and that all rentals, charges and other obligations on the part of Lessee under the Lease commenced to accrue on the date set forth in
Section 3 of this Acknowledgment

        7. That the undersigned Lessee has not made any prior assignment, hypothecation or pledge of the Lease or of the rents thereunder.

LESSOR                                            LESSEE

Zoro, LLC,                                        Macromedia, Inc.
a California Limited Liability Company
BY:___________________________________            By:___________________________
        Its Managing Member

Dated:_________________, 19___                    Dated:_________________, 19___

                                   EXHIBIT G

                              RULES AND REGULATIONS

In the event the Lease expressly permits Lessee to perform any act that is prohibited by these Rules and Regulations, the specific provision(s) of the Lease shall control.

        1. Common Areas. The sidewalks, halls, passages, exits, entrances, elevators and stairways of the Complex shall not be obstructed by Lessee or used for any purpose other than for ingress to and egress from the Leased Premises. The halls, passages, exits, entrances, elevators and stairways are not for the general public and Lessor shall in all cases have the right to control and prevent access thereto of all persons (including, without limitation, messengers or delivery personnel not having proper identification) whose presence in the judgment of Lessor would be prejudicial to the safety, character, reputation or interests of the Complex and its Lessees. Neither Lessee nor any agent, employee, contractor, invitee or licensee of Lessee shall go upon the roof of the Complex other than for parking purposes or as expressly set forth to the contrary in the Lease. Subject to the limitations set forth in Section 3.2 of the Lease, Lessor shall have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to Lessee therefor, to change the arrangement or location of entrances or passageways, doors or doorways, corridors, elevators, stairs, toilets and common areas of the Complex, but Lessor shall at all times provide reasonable access to the sixth floor of the Building from the parking facility of the Complex.

        2. Prohibited Uses. The Leased Premises shall not be used for lodging. No cooking shall be done or permitted on the Leased Premises except that private use by Lessee of microwave ovens and/or Underwriters' Laboratory-approved equipment for brewing coffee, tea, hot chocolate and similar beverages will be permitted, provided that such use is in accordance with all applicable federal, state and municipal laws, codes, ordinances, rules and regulations.

        3. Janitorial Service. Lessee shall not employ any person other than the janitor of Lessor for the purpose of cleaning the Leased Premises unless otherwise agreed to by Lessor in writing. Except with the written consent of Lessor, no persons other than those approved by Lessor shall be permitted to enter the Complex for the purpose of cleaning the Leased Premises. Lessee shall not cause any unnecessary labor by reason of Lessee's carelessness or indifference in the preservation of good order and cleanliness. Except as otherwise expressly set forth in the Lease, Lessor shall not be responsible to Lessee for any loss of property in the Leased Premises, however occurring, or for any damage done to the effects of Lessee by the janitor or any other employee or any other person.

        4. Keys. Lessor will furnish Lessee without charge with five (5) keys to each exterior door to the Leased Premises. Lessor may make a reasonable charge for any additional keys. Lessee shall not have any such keys copied or any keys made. Lessee shall not alter any lock or install a new or additional lock or any bolt on any door of the Leased Premises.


                                      G-1.

Lessee, upon the termination of this Lease, shall deliver to Lessor all keys to doors in the Complex.

        5. Moving Procedures. Lessor shall designate appropriate entrances for deliveries or other movement to or from the Leased Premises of equipment, materials, supplies, furniture or other property, and Lessee shall not use any other entrances for such purposes. All moves shall be scheduled and carried out during nonbusiness hours of the Complex. All persons employed and means or methods used to move equipment, materials, supplies, furniture or other property in or out of the Complex must be approved by Lessor prior to any such movement. Lessor shall have the right to prescribe the maximum weight, size and position of all equipment, materials, furniture or other property brought into the Complex. Heavy objects shall, if considered necessary by Lessor, stand on a platform of such thickness as is necessary properly to distribute the weight. All damage done to the Complex by moving or maintaining such property shall be repaired at the expense of Lessee.

        6. No Nuisances. Lessee shall not use or keep in the Leased Premises or the Complex any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities thereof reasonably necessary for the operation or maintenance of office and multimedia equipment. Lessee shall not use any method of heating or air conditioning other than that supplied by Lessor. Lessee shall not use or keep or permit to be used or kept any foul or noxious gas or substance in the Leased Premises, or permit or suffer the Leased Premises to be occupied or used in a manner offensive or objectionable to Lessor or other occupants of the Complex by reason of noise, odors or vibrations, or interfere in any way with other Lessees or those having business in the Complex, nor shall any animals be brought or kept in the Leased Premises or the Complex.

        7. Change of Address. Lessor shall have the right, upon adequate written notice to Lessee, to change the name or street address of the Complex or the room or suite number of the Leased Premises.

        8. Access to Complex. Lessor reserves the right to exclude from the Complex during the evening, night and early morning hours beginning at 6 P.M. and ending at 8 A.M. Monday through Friday, beginning at 1 P.M. and ending at 8 A.M. on Saturdays, and at all hours on Sundays, union holidays and legal holidays, all persons who do not present identification acceptable to Lessor. Lessee shall provide Lessor with a list of all persons authorized by Lessee to enter the Leased Premises and shall be liable to Lessor for all acts of such persons. Lessor shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Complex of any person. In the case of invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Lessor's opinion, Lessor reserves the right to prevent access to the Complex during the continuance of the same by such action as Lessor may deem appropriate, including closing doors.

        9. Complex Directory. The directory of the Complex will be provided for the display of the name and location of Lessee and a reasonable number of the principal officers


                                      G-2.

and employees of lessee at the expense of Lessee. Lessor reserves the right to restrict the amount of directory space utilized by Lessee.

        10. Window Coverings. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with any window of the Complex without the prior written consent of Lessor. In any event, with the prior written consent of Lessor, such items shall be installed on the interior side of Lessor's standard window covering and shall in no way be visible from the exterior of the Complex. Lessee shall keep window coverings closed when the effect of sunlight (or the lack thereof) would impose unnecessary loads on the Complex's air conditioning systems.

        11. Food and Beverages. Lessee shall not obtain for use in the Leased Premises ice, drinking water, food, beverage, towel or other similar services, except at such reasonable hours and under such reasonable regulations as may be established by Lessor.

        12. Procedures When Leaving. Lessee shall ensure that the doors of the Leased Premises are closed and locked and that all water faucets, water apparatus and utilities are shut off before Lessee and its employees leave the Leased Premises so as to prevent waste or damage. For any default or carelessness in this regard, Lessee shall be liable and pay for all damage and injuries sustained by Lessor or other Lessees or occupants of the Complex. On multiple-tenancy floors, Lessee shall keep the doors to the Complex corridors closed at all times except for ingress and egress.

        13. Bathrooms. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be paid by Lessee if caused by Lessee or its agents, employees, contractors, invitees or licensees.

        14. Prohibited Activities. Except with the prior written consent of Lessor or as otherwise expressly set forth in the Lease, Lessee shall (a) not sell newspapers, magazines, periodicals, theater or travel tickets or any other goods or merchandise to the general public in or on the Leased Premises, (b) not carry on or permit or allow any employee or other person to carry on the business of stenography, typewriting, printing or photocopying or any similar business in or from the Leased Premises for the service or accommodation of occupants of any other portion of the Complex, and (c) not allow the Leased Premises to be used for manufacturing of any kind, or any business or activity other than that specifically provided for in this Lease.

        15. Vehicles. There shall not be used in any space or in the public halls of the Complex, either by Lessee or others, any hand trucks except those equipped with rubber tires and side guards and such other material handling equipment as Lessor approves. No vehicles of any kind shall be brought by Lessee into the Complex (except as set forth in Section 49.1 of the Lease) or kept in or about the Leased Premises.


                                      G-3.

        16. Trash Removal. Lessee shall store all its trash and garbage within the Leased Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of Complex trash and garbage in the city or county in which the Complex is located without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Lessor shall designate. Lessee shall crush and flatten all boxes, cartons and containers. Lessee shall pay extra charges for any unusual trash disposal.

        17. No Soliciting. Canvassing, soliciting, distribution of handbills or any other written material and peddling in the Complex are prohibited, and Lessee shall cooperate to prevent the same.

        18. Services. The requirements of Lessee will be attended to only upon application in writing at the office of the Complex. Personnel of Lessor shall not perform any work or do anything outside of their regular duties unless under special instructions from Lessor.

        19. Waiver. Lessor may waive any one or more of these Rules and Regulations for the benefit of any particular Lessee or Lessees, but no such waiver by Lessor shall be construed as a waiver of such Rules and Regulations in favor of any other Lessee or Lessees, nor prevent Lessor from thereafter enforcing any such Rules and Regulations against any or all of the Lessees of the Complex.

        20. Supplemental to Lease. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the covenants of this Lease.

        21. Amendments and Additions. Lessor reserves the right to make such other rules and regulations, and to amend or repeal these Rules and Regulations, as in Lessor's judgment may from time to time be desirable for the safety, care and cleanliness of the Complex and for the preservation of good order therein.


                                       G-4.

                                    EXHIBIT H

That certain Redevelopment Masterplan for the Townsend Center dated January 20, 1998 and revised on February 5, 1998.

                                    EXHIBIT J

                            JANITORIAL SPECIFICATIONS

A.      Janitorial Service Specifications for Day Porter

        Day Porter shall be on duty from 8:30 a.m. to 5:00 p.m., Monday through Friday; Saturdays, Sundays and holidays excepted. The duties of the Day Porter, who is under the exclusive direction of the Chief Engineer/Operations Manager and Property Manager, shall be, but is not limited to, the following:

        1. Entrance Lobby

        The entrance lobby is to be kept neat and clean at all times and the following minimum cleaning operations shall be maintained to attain this effect:

             a. Wipe down metal surfaces daily.
             b. Clean cigarette urns as necessary.
             c. Wash glass doors and mirrored surfaces daily and as needed.
             d. Empty garbage receptacles as necessary.

        2. Elevators/Escalators

             a. Vacuum carpets daily and as needed. Include spot cleaning as required in base contract.
             b. Spot clean lobby elevator saddles, doors and frames daily.
             c. Spot clean sides of elevator cars daily.
             d. Spot clean sides of escalators daily.

        3. Toilets - Daily

             a. Fill soap dispensers and paper towel dispensers (towels and soap to be furnished by Lessor).
             b. Report all mechanical deficiencies (i.e., dripping faucets, etc.) to the Property Manager.
             c. Wash all mirrors, powder shelves and lavatory tops.
             d. Empty paper towel receptacles and debris as needed but not less than once daily.
             e. Stock and maintain all sanitary product machines.

        4. Public Areas

             a. Remove all foreign matter and debris from all public corridors as necessary.

             b. Handles special requests as directed by Manager (i.e., unplug toilets, remove trash, etc.)

        5. Building Service Areas

             a. Remove foreign matter and debris from planters and sidewalks along 8th and Townsend Streets daily.
             b. Lay down and remove lobby runners, as necessary.
             c. Ensure that the loading dock areas including the Mail Room, is free of debris.

B       Janitorial Service Specifications for Common Areas and Tenant Suites

        1. Nightly Services Sunday through Thursday.

             a. Secure all lights as soon as possible each night.
             b. Vacuum all Common Area carpets and tenanted areas.
             c. Dust mop all resilient and composition floors with treated dust mops. Damp mop to remove spills and water stains as require.
             d. Feather dust all desks and office furniture, excluding chairs.
             e. Papers and folders on desks are not to be moved.
             f. Empty all ash trays and ash urns. Clean and sanitize
                as required.
             g. Empty all waste paper baskets and other trash containers.
             h. Remove all trash from floors to designated trash areas.
             i. Remove fingerprints, dirt smudges, graffiti, etc., from all doors, frames, glass partitions, windows, light switches, walls, elevator door jambs and elevator interiors.
             j. Return chairs and waste baskets to proper positions.
             k. Clean sanitize and polish drinking fountains.

        2. Weekly Services

             a. Dust all low reach and high reach areas, including but not limited to, structural ledges, mirror tops, partition tops and edges, air conditioning diffusers and return air grilles.

        3. Monthly Services

             a. wipe all walls and metal partitions. Partitions shall be left clean and not streaked after this work.
             b. Clean all ventilation grilles.
             c. Dust all doors and door jambs.

        4. Quarterly Services

             a. Thoroughly clean and reseal all ceramic tile floors, using approved sealers.

C.     Main Floor Elevator/Escalator Lobbies and Public Corridors Specifications

        1. Nightly Services

             a. Thoroughly wash all swinging glass doors exclusive of tenant door.
             b. Spot clean all glass including low partitions and the corridor side of all windows and glass doors to tenant premises.
             c. Spot clean all chrome brightwork including swinging door hardware, kick plates, base, partition tops, handrails, waste paper receptacles, planters, elevator call button plates, hose cabinets and visible hardware on the corridor side of tenant entry doors.
             d. Spot clean all interior architectural finishes including the corridor side of all tenant area window and door frames and bases.
             e. Thoroughly clean all door saddles of dirt and debris.
             f. Spot clean and dust directory boards and ledges.
             g. Empty, clean and sanitize as required all wastepaper baskets and refuse receptacles.
             h. Vacuum all carpets and minor spot clean, as necessary.
             i. Spot clean all elevator doors and frames.
             j. Police all areas for debris at least once during day time operating hours.

        2. Monthly Services

             a. Thoroughly clean all chrome and architectural interior finishes.

E. Basement Corridors. Service Office (Engineering. Security. Cleaning) Store Rooms, Service Corridors, Roof and Service Sink Closets:

        Note: Nightly and periodic services for offices, corridors, locker rooms and restrooms included in the above areas shall be per specifications previously outlined for tenant areas and common areas on tenant floors. Additional work not previously specified shall be as follows:

        1. Nightly Services

             a. Remove trash from all the above areas.
             b. Maintain an orderly arrangement of all janitorial supplies and paper products in the storage rooms and service sink closets.

             c. Maintain an orderly arrangement of all equipment stored in these areas such as mops, buckets, brooms, vacuum cleaners, scrubbers, etc.
             d. Clean and disinfect service sinks.
             e. Sweep and damp mop service sink closet floors; deodorize and disinfect as required.
             f. Sweep store room floors.
             g. Receive and store all janitorial supplies in an orderly manner.

        2. Weekly Services

             a. Damp mop all composition floors in store rooms; deodorize and disinfect as required.
             b. High dusting of these areas, including all pipes, ducts, conduits, ventilating diffusers and grills, mechanical, electrical equipment exposed beneath the hung ceilings outside of the mechanical equipment rooms.

F.      Passenger Elevator/Escalator Cleaning Specifications.

        1. Nightly Services

             a. Spot clean walls and interior door.
             b. Spot clean outside surfaces of all doors and frames.
             c. Clean all floors thoroughly. Edge thoroughly.
             d  Vacuum all thresholds.
             e. Spot clean elevator carpets.

        2. Weekly Services

             a. Thoroughly clean entire interior surfaces and finish of all doors and frames and outside surfaces of all doors and frames.
             b. Steel wool clean all thresholds.
             c. Wipe thoroughly all handrails.

        3. Monthly Services

             a. Shampoo all elevator cab floor carpets.
             b. Wipe clean elevator cab lamps.
             c. Wipe clean entire cab ceiling

G.      Trash Area and Service Entrance Specifications

        1. Nightly Services

             a. Place all miscellaneous trash and debris except construction material, in the Property's trash receptacles or compactor.
             b. Neatly stack all trash in the designated area.
             c. Sweep entire area.

H.        Exterior Structure and Grounds Services Specifications.

        1. Nightly Services

                                    EXHIBIT K

                       EXCLUSIONS FROM OPERATING EXPENSES

        Notwithstanding anything in the definition of Operating Expenses in the Lease to the contrary, Operating Expenses shall not include the following:

        (1) Except for amortization and depreciation costs expressly referenced in Section 2.1 ("Operating Costs"), depreciation on the Building.

        (2) Interest payable by Lessor with respect to any debt secured by a deed of trust or mortgage on the Building and/or the Property.

        (3) Leasing fees, leasing commissions or other brokerage commissions of any kind.

        (4) Expenses for repair or replacement paid by proceeds of insurance, condemnation awards, or proceeds received pursuant to warranties or guarantees.

        (5) Expenses incurred in leasing or procuring new tenants, including advertising and marketing expenses, and expenses for preparation of leases or renovating space for new tenants.

        (6) Costs incurred which are reimbursed by third parties.

                                    EXHIBIT K

                       EXCLUSIONS FROM OPERATING EXPENSES

        Notwithstanding anything in the definition of Operating Expenses in the Lease to the contrary, Operating Expenses shall not include the following:

        (1) Except for amortization and depreciation costs expressly referenced in Section 2.1 ("Operating Costs"), depreciation on the Building.

        (2) Interest payable by Lessor with respect to any debt secured by a deed of trust or mortgage on the Building and/or the Property.

        (3) Leasing fees, leasing commissions or other brokerage commissions of any kind.

        (4) Expenses for repair or replacement paid by proceeds of insurance, condemnation awards, or proceeds received pursuant to warranties or guarantees.

        (5) Expenses incurred in leasing or procuring new tenants, including advertising and marketing expenses, and expenses for preparation of leases or renovating space for new tenants.

        (6) Costs incurred which are reimbursed by third parties.

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL T0:

WELLS FARGO BANK, NATIONAL
ASSOCIATION
REAL ESTATE GROUP (AU #2962)
400 CAPITOL MALL, SUITE 700
SACRAMENTO, CA 95814

Attn: Denise Latta
Loan No. 50330V

================================================================================

     SUBORDINATION AGREEMENT; ACKNOWLEDGMENT OF LEASE ASSIGNMENT, ESTOPPEL,
                    ATTORNMENT AND NON-DISTURBANCE AGREEMENT
                            (Lease To Deed of Trust)

NOTICE: THIS SUBORDINATION AGREEMENT RESULTS IN YOUR SECURITY INTEREST IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

THIS SUBORDINATION AGREEMENT; ACKNOWLEDGMENT OF LEASE ASSIGNMENT, ESTOPPEL, ATTORNMENT AND NON-DISTURBANCE AGREEMENT ("Agreement" is made August 21, 1998 by and between ZORO, LLC, a California limited liability company, ("Owner"),
                         ("Lessee") and WELLS FARGO BANK, NATIONAL ASSOCIATION
("Lender").

                                    RECITALS

A.      Pursuant to the terms and provisions of a lease dated
             (collectively the "Lease"), Owner, as "Lessor", granted to Lessee a leasehold estate in and to a portion of the property described on Exhibit A attached hereto and incorporated herein by this reference (which property, together with all improvements now or hereafter located on the property, is defined as the "Property").

B. Owner has executed, or proposes to execute, a deed of trust with absolute assignment of leases and rents, security agreement and fixture filing ("Deed of Trust") securing, among other things, a promissory note ("Note") in the principal sum of FIFTY-FIVE MILLION FIVE HUNDRED THOUSAND AND NO/100THS DOLLARS ($55,500,000.00), dated August 21, 1998, in favor of Lender, which Note is payable with interest and upon the terms and conditions described therein ("Loan"). The Deed of Trust is to be recorded concurrently herewith.

C. As a condition to making the Loan secured by the Deed of Trust, Lender requires that the Deed of Trust be unconditionally and at all times remain a lien on the Property, prior and superior to all the rights of Lessee under the Lease and that the Lessee specifically and unconditionally subordinate the Lease to the lien of the Deed of Trust.

D. Owner, Lender and Lessee have agreed to the subordination, attornment and other agreements herein in favor of Lender, on the terms and conditions set forth herein.

NOW THEREFORE, for valuable consideration, Owner, Lender and Lessee hereby agree as follows:


                                                                       EXHIBIT L

                                                                 Loan No. 50330V
1.      SUBORDINATION. Owner, Lender and Lessee hereby agree that:

        1.1 Prior Lien. The Deed of Trust securing the Note in favor of Lender, and any modifications, renewals or extensions thereof, shall unconditionally be and at all times remain a lien on the Property prior and superior to the Lease;

        1.2 Subordination. Lender would not make the Loan without this agreement to subordinate; and

        1.3 Whole Agreement. This Agreement shall be the whole agreement and only agreement between the parties with regard to the subordination of the Lease to the lien of the Deed of Trust and shall supersede and cancel, but only insofar as would affect the priority between the Deed of Trust and the Lease, any prior agreements as to such subordination, including, without limitation, those provisions, if any, contained in the Lease which provide for the subordination of the Lease to a deed or deeds of trust or to a mortgage or mortgages.

        AND FURTHER, Lessee individually declares, agrees and acknowledges for the benefit of Lender, that:

        1.4 Use of Proceeds. Lender, in making disbursements pursuant to the Note, the Deed of Trust or any loan agreements with respect to the Property, is under no obligation or duty to, nor has Lender represented that it will, see to the application of such proceeds by the person or persons to whom Lender disburses such proceeds, and any application or use of such proceeds for purposes other than those provided for in such agreement or agreements shall not defeat this agreement to subordinate in whole or in part;

        1.5 Waiver, Relinquishment and Subordination. Subject to Section 6 below, Lessee intentionally and unconditionally waives, relinquishes and subordinates all of Lessee's right, title and interest in and to the Property to the lien of the Deed of Trust and understands that in reliance upon, and in consideration of, this waiver, relinquishment and subordination, specific loans and advances are being and will be made by Lender and, as part and parcel thereof, specific monetary and other obligations are being and will be entered into which would not be made or entered into but for said reliance upon this waiver, relinquishment and subordination.

2. ASSIGNMENT. Lessee acknowledges and consents to the assignment of the Lease by Lessor in favor of Lender.

3.      ESTOPPEL. Lessee acknowledges and represents that:

        3.1 Lease Effective. The Lease has been duly executed and delivered by Lessee and, subject to the terms and conditions thereof, the Lease is in full force and effect, the obligations of Lessee thereunder are valid and binding and there have been no modifications or additions to the Lease, written or oral;

        3.2 No Default. To the best of Lessee's knowledge, as of the date hereof: (i) there exists no breach, default, or event or condition which, with the giving of notice or the passage of time or both, would constitute a breach or default under the Lease; and (ii) there are no existing claims, defenses or offsets against rental due or to become due under the Lease;

        3.3 Entire Agreement. The Lease constitutes the entire agreement between Lessor and Lessee with respect to the Property and Lessee claims no rights with respect to the Property other than as set forth in the Lease; and

        3.4 No Prepaid Rent. No deposits or prepayments of rent have been made in connection with the Lease, except as follows: (If none, state "None") NONE.
                              ----

                                                                 Loan No. 50330V
4. ADDITIONAL AGREEMENTS. Lessee covenants and agrees that, during all such times as Lender is the Beneficiary under the Deed of Trust:

        4.1 Modification. Lessee will not consent to any amendment, modification or other agreement relating to the Lease which changes a material term of the Lease, including without limitation, such terms as rent, term, default, Indemnification, mortgage protection, security deposit provisions, or the use provisions of the Lease, without Lender's prior written consent and will not make any payment to Lessor in consideration of any modification of the Lease (in whole or in part) without Lender's prior written consent;

        4.2 Termination and Cancellation. Lessee will not cancel, terminate or surrender the Lease (in whole or in part) without Lender's prior written consent, except at the normal expiration of the Lease term, or as expressly provided in the Lease, or as provided in Section 4.3 (Notice of Default) below;

        4.3 Notice of Default. Lessee will notify Lender in writing concurrently with any notice given to Lessor of any default by Lessor under the Lease, and Lessee agrees that Lender has the right (but not the obligation) to cure any breach or default specified in such notice within the time periods set forth below. In the event of any act or omission by Owner which would give Lessee the right to terminate the Lease or to claim a partial or total eviction, Lessee shall not exercise any such right or make any such claim until Lessee has give Lender written notice of any such act or omission and has given Lender fifteen (15) days from and after the expiration of the time period provided in the Lease for the cure thereof by Lessor; provided, however, that if such default cannot with diligence be cured by Lender within such fifteen (15) day period, the commencement of action by Lender within such fifteen (15) day period to remedy the same shall be deemed sufficient so long as Lender pursues such cure with diligence;

        4.4 No Advance Rents. Lessee will make no payments or prepayments of rent more than one (1) month in advance of the time when the same become due under the Lease; and

        4.5 Assignment of Rents. Upon receipt by Lessee of written notice from Lender that Lender has elected to terminate the license granted to Lessor to collect rents, as provided in the Deed of Trust, and directing the payment of rents by Lessee to Lender, Lessee shall comply with such direction to pay and shall not be required to determine whether Lessor is in default under the Loan and/or the Deed of Trust. Lessee shall make payments to lender directly following receipt of such notice, and shall be properly credited with such payments against the rental payments then due under the Lease.

                Owner acknowledges and agrees that Lender shall be entitled to collect and receive rents pursuant to the Lease as provided herein and Lessee is authorized and hereby directed to make all such payments of rent to Lender upon receipt of written notice from Lender, and Lessee shall be under no duty or obligation to make further inquiry. Lessee shall continue to make all such payments of rent to Lender unless and until Lessee is otherwise authorized and directed in writing by Lender.

5. ATTORNMENT. In the event of a foreclosure, deed-in-lieu of foreclosure or other acquisition of the Property, the Lease shall be recognized as a direct lease from Lender, the purchaser at the foreclosure sale, or any such subsequent owner, to Lessee. Subject to Section 6 below, Lessee agrees for the benefit of Lender (including for this purpose any transferee of Lender or any transferee of Lessor's title in and to the Property by Lender's exercise of the remedy of sale by foreclosure under the Deed of Trust, by deed in lieu of foreclosure or by any other means of acquisition of the Property) as follows:

        5.1 Payment of Rent. Lessee shall pay to Lender all rental payments required to be made by Lessee pursuant to the terms of the Lease for the duration of the term of the Lease;

                                                                 Loan No. 50330V

        5.2 Continuation of Performance. Lessee shall be bound to Lender in accordance with all of the provisions of the Lease for the balance of the term thereof, as if Lender had been the original Landlord under the Lease, and Lessee hereby attorns to Lender as its landlord, such attornment to be effective and self-operative without the execution of any further instrument immediately upon Lender succeeding to Lessor's interest In the Lease and giving written notice thereof to Lessee;

        5.3 No Offset., Lender shall not be liable for, nor subject to, any offsets or defenses, not specifically provided for In the Lease, which Lessee may have by reason of any act or omission of Lessor under the Lease, nor for the return of any sums which Lessee may have paid to Lessor under the Lease as and for security deposits, advance rentals or otherwise, except to the extent that such sums are actually delivered by Lessor to Lender; and

        5.4 Subsequent Transfer. If Lender, by succeeding to the interest of Lessor under the Lease, should become obligated to perform the covenants of Lessor thereunder, then, upon any further transfer of Lessor's Interest by Lender, Lender shall have no liability under the Lease after. said transfer, except for those liabilities accruing during Lender's ownership.

6. NON-DISTURBANCE. In the event of a foreclosure under the Deed of Trust, Lender agrees for itself and its successors and assigns that the leasehold interest of Lessee under the Lease shall not be extinguished or terminated by reason of such foreclosure, but rather the Lease shall continue in full force and effect as a direct Lease from Lender to Lessee (subject, however, to the provisions of Section 5.3 of this Agreement with respect to the security deposit), and Lender shall recognize and accept Lessee as tenant under the Lease subject to the terms and provisions of the Lease. So long as no default has continued to exist for such period of time (after notice, if any, required by the Lease) as would entitle Owner under the Lease to terminate the Lease, and except as otherwise provided in the Lease, the Lease shall not be terminated nor shall Lessee's use, possession, of enjoyment of the Property be interfered with, nor shall the leasehold estate granted by the Lease be affected by any transfer of the Property. The foregoing notwithstanding, Lessee and Lender agree that the following provisions of the Lease (if any) shall not be binding on Lender: any option to purchase with respect to the Property; or any right of first refusal with respect to the Property.

7.      MISCELLANEOUS.

        7.1 Heirs, Successors, Assigns and Transferees. The covenants herein shall be binding upon, and inure to the benefit of, the heirs, successors and assigns of the parties hereto; and

        7.2 Notices. All notices or other communications required or permitted to be given pursuant to the provisions hereof shall be deemed served upon delivery or, if mailed, upon the first to occur of receipt or the expiration of three (3) days after deposit in United States Postal Service, certified mail, postage prepaid and addressed to the address of Lessee or Lender appearing below:

                                                                 Loan No. 50330V

          "OWNER"                                      "LENDER"

ZORO, LLC,                                WELLS FARGO BANK, NATIONAL ASSOCIATION
a California limited liability company    Real Estate Group (AU #2962)
900 Front Street, Suite 300               400 Capitol Mall, Suite 700
San Francisco, CA 94111                   Sacramento, CA 95814

Attn: Martin I. Zankel                    Attn: Denise Latta
                                          Loan No. 50330V

                                    "LESSEE"

Attn:

                provided, however, any party shall have the right to change its address for notice hereunder by the giving of written notice thereof to the other party in the manner set forth in this Agreement; and

        7.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute and be construed as one and the same instrument; and

        7.4 Remedies Cumulative. All rights of Lender herein to collect rents on behalf of Lessor under the Lease are cumulative and shall be in addition to any and all other rights and remedies provided by law and by other agreements between Lender and Lessor or others; and

        7.5 Paragraph Headings. Paragraph headings in this Agreement are for convenience only and are not to be construed as part of this Agreement or in any way limiting or applying the provisions hereof.

INCORPORATION. Exhibit A and Lease Guarantor's Consent are attached hereto and incorporated herein by this reference.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

NOTICE: THIS SUBORDINATION AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE PERSON OBLIGATED ON YOUR REAL PROPERTY SECURITY TO OBTAIN A LOAN A PORTION OF WHICH MAY BE EXPENDED FOR OTHER PURPOSES THAN IMPROVEMENT OF THE LAND.

                                                                 Loan No. 50330V

IT IS RECOMMENDED THAT, PRIOR TO THE EXECUTION OF THIS AGREEMENT, THE PARTIES CONSULT WITH THEIR ATTORNEYS WITH RESPECT HERETO.

                                                       "OWNER"

                                            ZORO, LLC,
                                            a California limited liability
                                            company

                                            BY:
                                               ---------------------------------
                                               Martin I. Zankel, Manager


                                                     "LENDER"

                                            WELLS FARGO BANK,
                                            NATIONAL ASSOCIATION

                                            By:
                                                 -------------------------------
                                                 Blake E. Griffin
                                            Its: Vice President

                                                       "LESSEE"

                                            BY:
                                               ---------------------------------

                                            ITS:
                                                --------------------------------

                                            BY:
                                               ---------------------------------

                                            ITS:
                                                --------------------------------

                      (ALL SIGNATURES MUST BE ACKNOWLEDGED)

                                                                 Loan No. 50330V

                            LEASE GUARANTOR'S CONSENT

The undersigned ("Lease Guarantor") consents to the foregoing Subordination Agreement; Acknowledgment of Lease Assignment, Estoppel, Attornment and Non-Disturbance Agreement and the transactions contemplated thereby and reaffirm its obligations under the lease guaranty ("Lease Guaranty") dated June 12, 1998. Lease Guarantor further reaffirms that its obligations under the Lease Guaranty are separate and distinct from Lessee's obligations.

AGREED:

Dated as of:                                           "LEASE GUARANTOR"

                                            BY:
                                               ---------------------------------

                                            ITS:
                                                --------------------------------

                                                                       EXHIBIT A
                                                                  Loan No.50330V

                             DESCRIPTION OF PROPERTY

EXHIBIT A to Subordination Agreement; Acknowledgment of Lease Assignment, Estoppel, Attornment and Non-Disturbance Agreement dated as of August 21, 1998, executed by ZORO, LLC, a California limited liability company, as "Owner", ______________________, as "Lessee", and WELLS FARGO BANK, NATIONAL ASSOCIATION, as "Lender".

All that certain real property located in the County of San Francisco, State of California, described as follows:

APN Lot 9, Block 3783

PARCEL ONE

All of Lot 9, Assessor's Block 3783, as shown on that certain Map entitled, "PARCEL MAP OF A PORTION OF 100 VARA BLOCK NO. 412, also being a portion of Assessor's Block No. 3783 which Map was filed for record in the Office of the Recorder of the City and County of San Francisco, State of California, on November 29, 1988 in Book 38 of Parcel Maps, at page 36.

PARCEL TWO

Non-exclusive easements as set forth in that certain Grant of Easement with Covenants and Restrictions affecting land dated as of December 29, 1988 by and between Bay West Showplace Investors, a California Limited Partnership, and Portman/Bay West Apparel partners, a California Partnership, recorded on December 30, 1988 in Book E775 at Page 1598, Series No. E296406 in the Official Records and as amended by that certain First Amendment to Grant of Easement with Covenants and Restrictions affecting land dated as of June 19, 1998 by and between Bay West Showplace Investors, a California Limited Partnership and Zoro, LLC, a California limited liability company, recorded June 25, 1998 in Reel H162 at image 0291, Series No. G376431 in the Official Records.

STATE OF CALIFORNIA
COUNTY OF __________________ ss.

On this ______ day of ____________ , 19__, before me, __________________________
a Notary Public in and for the State of California, personally appeared _______________________________________ personally known to me (or proved on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal

Signature _______________________________

My commission expires ___________________.

STATE OF CALIFORNIA
COUNTY OF ________________________ ss.

On this ______ day of ____________ , 19__, before me, __________________________
a Notary Public in and for the State of California, personally appeared ______________________________________ personally known to me (or proved on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal

Signature _______________________________

My commission expires ___________________.



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